UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — July 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Premier Income Trust

Annual report
7 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PPT

Putnam
Premier Income
Trust

Annual report
7 | 31 | 21

Message from the Trustees

September 14, 2021

Dear Fellow Shareholder:

Through the summer months of 2021, financial markets continued to rise. Stocks were powered by new highs in corporate earnings, and bonds appreciated despite an uptick in inflation. Experts at Putnam believe inflation will likely be temporary, caused by an uneven recovery from the Covid-19 pandemic.

Even as the economy returns to a more normal trajectory, the evolving pandemic remains a justifiable concern. During these unsettled times, well-managed companies have tried to be flexible and resilient, adapting to conditions while focusing on their goals.

Putnam’s research teams also remain focused on their objectives. They analyze and debate how businesses are adjusting to these challenges as they work to identify investment opportunities for our portfolios. We believe this active approach is well-suited to this time.

Thank you for investing with Putnam.

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 30 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/21. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 19–20.

All Bloomberg indices provided by Bloomberg Index Services Limited.

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Mike, how would you summarize the fund’s investment environment during the reporting period?

During the first half of the period, the recovery from the Covid-19-induced market upheaval continued. As 2020 came to a close, news of multiple vaccines stirred hopes of returning to more regularity in the economy, markets, and society in 2021. Early in the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery. A $1.9 trillion aid package signed into law by President Biden in March provided a further boost to market sentiment.

After more than a year of pandemic-driven headlines, a massive rollout of Covid-19 vaccines during the second quarter of 2021 led to an almost full reopening of the U.S. economy. With things slowly returning to normal, pent-up consumer demand, combined with fiscal and monetary stimulus, fueled a robust economic rebound.

Within this environment, risk-driven assets performed very well. Convertible securities generated some of the strongest gains, given their hybrid stock/bond structure. High-yield corporate credit also registered a solid advance, driven by a recovery in the energy sector. Risk assets pulled back slightly late in the period, amid concern about the spread of the Delta variant of Covid-19.

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Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Conversely, longer-term U.S. Treasuries and other government securities lagged against the backdrop of sharply rising bond yields during the first quarter of 2021.

Which holdings and strategies aided the fund’s performance during the 12-month period?

First off, I think it’s important to highlight that the fund continued to invest outside the constraints of traditional fixed-income benchmarks, seeking what we view as the best investment opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity.

In terms of specific strategies, our corporate credit holdings — primarily high-yield bonds and convertible securities — added the most value this period. Reflecting investors’ willingness to assume risk in exchange for greater potential return, spreads on corporate securities tightened substantially during the period. Meanwhile, convertible securities benefited from stock market strength. By way of explanation, spreads are the yield advantage investors earn on credit-sensitive bonds over comparable-maturity Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.

Mortgage credit holdings also meaningfully contributed, led by our exposure to commercial mortgage-backed securities [CMBS]. Lower volatility, strong demand from investors, and better overall fundamentals benefited the sector following significant volatility in the first half of 2020.

Positions in agency credit-risk transfer [CRT] securities also aided performance. A variety of factors helped agency CRTs, including housing-related Covid-19 government policy measures, housing market strength, and optimism about the reopening of the economy. Late in the period, the sector also received a lift from reduced uncertainty about the effect a government-mandated mortgage-forbearance program would have on CRT cash flows.

Holdings of emerging-market [EM] debt across a number of countries provided a further notable boost to performance. Investments in Senegal, the

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Ivory Coast, the Dominican Republic, and Egypt were the top contributors. As noted above, EM rallied in step with healthier risk dynamics and demand for higher-yielding securities.

What detracted from performance?

Our interest-rate and yield-curve strategy was the primary detractor. The portfolio was positioned to benefit if inflation declined and real interest rates rose. Unfortunately, the opposite occurred during the period. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.]

Our interest-rate and yield-curve strategy is intended to provide a degree of protection against underperformance of risk-based assets. Historically, nearly all episodes of risk-asset underperformance occurred during periods of declining inflation or rising real interest rates. However, the U.S. Federal Reserve’s ongoing bond-buying program has disrupted these typical patterns, in our view. Looking ahead, we believe the eventual tapering of Fed bond purchases may aid the performance of our interest-rate and yield-curve strategy.

Strategies targeting prepayment risk also hampered performance, mostly in the second half of the period. Homeowners have been refinancing mortgages faster than market expectations throughout 2021, placing pressure on our positions in agency interest-only collateralized mortgage obligations [IO CMOs] and inverse IOs. Spreads on IO CMOs and inverse IOs widened meaningfully in April and May of 2021, as mortgage providers stepped up efforts to attract borrowers who had not refinanced their loans.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.]

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk.

What are your current views on the various sectors in which the fund invests?

Despite the challenging environment for prepayment-related strategies thus far in 2021, we continue to have conviction in this allocation for both its return potential and diversification benefits. In our view, many prepayment-sensitive assets offer the prospect of attractive risk-adjusted returns at current price levels. We also believe they offer significant upside potential if the pace of mortgage refinancing slows and elevated prepayment speeds subside.

In the CMBS market, with vaccinations well underway in many countries and most U.S. states fully reopened, we believe the downside risk of prolonged economic lockdowns has been significantly reduced. Against this backdrop, we think the outlook for commercial property cash flows has improved. We believe there are attractive risk-adjusted investment opportunities available amid an improving fundamental backdrop. What’s more, we think borrowers with access to capital will continue to make investments in properties that were performing well before the pandemic hampered their revenue streams.

We have a generally positive outlook for residential mortgage credit and believe the housing market will continue to modestly appreciate. We are focusing on seasoned CRT investment opportunities that have benefited from home price appreciation and, as a result, carry reduced credit risk.

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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We have a constructive view toward corporate bonds and convertible securities, supported by widespread vaccine distribution and increased fiscal stimulus. Our view on the valuation of corporate credit is more neutral, however, given the relative tightness of yield spreads as of period-end. Within the high-yield market, we are continuing to closely monitor issuers’ balance sheets and liquidity metrics, with an eye toward default risk or a credit-rating downgrade.

What were the fund’s distributions during the period?

The fund’s distributions are fixed at a targeted rate. The targeted rate is not expected to vary with each distribution but may change from time to time. During the last fiscal year, the fund made monthly distributions totaling $0.140 per share from August 2020 to November 2020 and totaling $0.208 per share from December 2020 to July 2021, which were characterized as $0.068 per share of net investment income and $0.279 per share of return of capital. $0.142 of the fund’s return of capital was the result of the fund’s targeted distribution policy while $0.137 was due to swap and foreign currency losses during the fiscal year.

Distributions of capital decrease the fund’s total assets and total assets per share and, therefore, could have the effect of increasing the fund’s expense ratio. In general, the policy of fixing the fund’s distributions at a targeted rate does not affect the fund’s investment strategy. However, in order to make these distributions, on occasion the fund may have to sell portfolio securities at a less than opportune time. [Please see the Distributions to shareholders note on page 123 for more information on fund distributions.]

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

Due to reduced income within the fund’s portfolio, the fund decreased its targeted distribution rate in December 2020. The fund currently expects to make monthly distributions of $0.026 per share, down from $0.035 per share. The fund’s targeted distribution rate may change from time to time or be discontinued, depending on market conditions and other factors.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 7/31/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year
NAV	6.23%	40.03%	3.42%	22.77%	4.19%	3.59%	1.18%	3.40%
Market price	6.50	47.94	3.99	39.84	6.94	11.65	3.74	5.63

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 7/31/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA U.S. Treasury
Bill Index	—*	6.75%	0.66%	6.08%	1.19%	4.09%	1.34%	0.08%
Bloomberg Government
Bond Index	5.66%	31.16	2.75	12.47	2.38	16.63	5.26	–2.89
Lipper General Bond
Funds (closed-end)	8.60	124.87	8.09	46.35	7.65	21.93	6.82	16.13
category average†

Index and Lipper results should be compared to fund performance at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/21, there were 60, 41, 30, 19, and 4 funds, respectively, in this Lipper category.

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Past performance does not indicate future results.

Fund price and distribution information For the 12-month period ended 7/31/21

Distributions
Number		12
Income		$0.068578
Capital gains		—
Return of capital*		0.279422
Total		$0.348000
Share value	NAV		Market price
7/31/20	$4.80		$4.74
7/31/21	4.62		4.65
Current dividend rate†	6.75%		6.71%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 133.

† Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year
NAV	6.31%	44.13%	3.72%	28.08%	5.07%	6.41%	2.09%	6.72%
Market price	6.50	38.21	3.29	40.71	7.07	12.23	3.92	6.04

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

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Information about the fund’s goal, investment strategies, principal risks, and fundamental investment policies

Goal

The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high-yield sector, and international sector of the fixed-income securities market.

The fund’s main investment strategies and related risks

This section contains detail regarding the fund’s main investment strategies and the related risks you face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

We pursue the fund’s goal by investing mainly in bonds, securitized debt instruments (such as residential mortgage-backed securities and commercial mortgage-backed securities), and other obligations of companies and governments worldwide that are either investment grade or below investment grade in quality (sometimes referred to as “junk bonds”), that have intermediate- to long-term maturities (three years or longer), and that are from multiple sectors. The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. We may consider, among other factors, credit, interest-rate, and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, and swap contracts, for hedging and non-hedging purposes and to obtain leverage.

The fund currently has significant investment exposure to CMBS, which are also subject to risks associated with the commercial real estate markets and the servicing of mortgage loans secured by commercial properties. During periods of difficult economic conditions, delinquencies and losses on CMBS in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The fund achieves exposure to CMBS via CMBX, an index that references a basket of CMBS.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

Investments rated below BBB or its equivalent are below investment grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their

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face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the fund invests. This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

• Foreign investments. We consider any securities issued by a foreign government or a supranational organization (such as the World Bank) or denominated in a foreign currency to be securities of a foreign issuer. In addition, we consider an issuer to be a foreign issuer if we determine that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. Foreign investments involve certain special risks, including:

— Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

— Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

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— Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly traded U.S. companies, and foreign companies are usually not subject to accounting, auditing, and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.

— Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

— Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

— Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery, or recovery of money or investments.

— Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.- traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, certain foreign currency transactions, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index, or currency. We may use derivatives for hedging and non-hedging purposes and to obtain leverage. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

• Floating-rate loans. Floating-rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate,

Premier Income Trust 15

such as the London Inter-Bank Offered Rate or the prime rate offered by one or more major U.S. banks. While most floating-rate loans are below investment grade in quality, many also are senior in rank in the event of bankruptcy to most other securities of the borrower, such as common stock or public bonds. Floating-rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating-rate loans generally are less sensitive to interest-rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating-rate investments. Most floating-rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

The value of collateral, if any, securing a floating-rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating-rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that the fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

Although the market for the types of floating-rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating-rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the fund’s ability to sell the floating-rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating-rate loan transactions will not be available to meet redemption obligations.

• Liquidity and illiquid investments. We may invest the fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary, or tax policies); geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism, and war); and factors related to a specific issuer, asset class, geography, industry, or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks may be exacerbated during economic downturns or other periods of economic stress.

The novel coronavirus (Covid-19) pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The Covid-19

16 Premier Income Trust

pandemic has resulted in significant market volatility, exchange-trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the Covid-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the Covid-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on the fund’s investments. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund.

• Focused investment risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The fund currently has significant investment exposure to private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which makes the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets; changes in the availability, terms, and costs of mortgages; changes in tenants’ ability to make loan payments; changes in zoning laws and eminent domain practices; the impact of environmental laws; delays in completion of construction; changes in real estate values; changes in property taxes; levels of occupancy; adequacy of rent to cover operating expenses; changes in government regulations; and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends.

Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers.

Because the fund currently has significant investment exposure to commercial mortgage-backed securities, the fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

• Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund

Premier Income Trust 17

or to develop processes and controls to completely eliminate or mitigate their occurrence and effects.

• Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in asset-backed, hybrid, and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed-and floating-rate loans. The fund may also loan portfolio securities to earn income.

• Temporary defensive strategies. In response to adverse market, economic, political, or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies, and other policies without shareholder approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the fund’s prospectus, statement of additional information, or shareholder report and is otherwise still in effect.

The fund’s fundamental investment policies

The fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund (which is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy). The fund may not:

1. Borrow money or issue senior securities (as defined in the 1940 Act), except as permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act or (iii) any applicable exemption from the provisions of the 1940 Act.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

6. With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities.

7. With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies or instrumentalities, or of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

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CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding share repurchase program

In September 2020, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2020, up to 10% of the fund’s common shares outstanding as of September 30, 2020.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2021, Putnam employees had approximately $569,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Premier Income Trust 21

Changes to the fund’s bylaws

On September 18, 2020, the Board of Trustees of Putnam Premier Income Trust amended and restated the Bylaws of the fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws have been revised to include provisions (collectively, the “Control Share Amendment”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the fund. The Control Share Amendment is primarily intended to protect the interests of the fund and its shareholders by limiting the risk that the fund will become subject to undue influence by activist investors. As described further below, the Control Share Amendment does not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, it entrusts the fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares.

Subject to various conditions and exceptions, the Amended and Restated Bylaws define a “Control Share Acquisition” to include an acquisition of fund shares that, but for the Control Share Amendment, would entitle the beneficial owner, upon the acquisition of such shares, to vote or direct the voting of shares having voting power in the election of fund Trustees:

(i) One-tenth or more, but less than one-fifth of all voting power;

(ii) One-fifth or more, but less than one-third of all voting power;

(iii) One-third or more, but less than a majority of all voting power; or

(iv) A majority or more of all voting power.

Shares acquired prior to September 18, 2020 are excluded from the definition of Control Share Acquisition, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Subject to various conditions and procedural requirements set forth in the Amended and Restated Bylaws, including the delivery of a “Control Share Acquisition Statement” to the fund’s Clerk setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of fund shareholders, notice of which has not been given prior to the receipt by the fund of the Control Share Acquisition Statement.

The above discussion is only a high-level summary of certain aspects of the Control Share Amendment, and is qualified in its entirety by reference to the full Amended and Restated Bylaws, which may be obtained at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Premier Income Trust 23

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

24 Premier Income Trust

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Premier Income Trust 25

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

26 Premier Income Trust

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the

Premier Income Trust 27

pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended

28 Premier Income Trust

December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 52, 35 and 29 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods ended December 31, 2020 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was driven by significant underperformance in the securitized sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage space. The Trustees also noted Putnam Management’s view that the commercial real estate sector was not supported by monetary and fiscal policies to the same extent as other sectors and did not recover as strongly from the downturn in March 2020. The Trustees considered Putnam Management’s observation that several of the fund’s other sector exposures and strategies had performed well in 2020, including the fund’s prepayment strategy and corporate credit exposure. The Trustees noted Putnam Management’s view that the fund’s underperformance relative to its Lipper peer group over the three-year and five-year periods was also affected by the small size and heterogeneity of the peer group, resulting in less precise performance comparisons between the fund and the peer group.

In addition, the Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order

Premier Income Trust 29

to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV, which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

30 Premier Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Premier Income Trust 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Premier Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Premier Income Trust (referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the two years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

32 Premier Income Trust

The fund’s portfolio 7/31/21

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (81.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.6%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$152,436	$174,232
5.00%, with due dates from 5/20/49 to 3/20/50	461,277	509,166
4.50%, with due dates from 10/20/49 to 1/20/50	197,181	216,856
4.00%, TBA, 8/1/51	9,000,000	9,513,603
4.00%, with due dates from 8/20/49 to 1/20/50	255,227	279,857
3.50%, with due dates from 8/20/49 to 3/20/50	1,314,837	1,423,402
		12,117,116
U.S. Government Agency Mortgage Obligations (79.2%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	186,213	205,576
4.50%, 5/1/49	61,188	66,679
Uniform Mortgage-Backed Securities
5.50%, TBA, 8/1/51	5,000,000	5,576,769
4.50%, TBA, 8/1/51	5,000,000	5,390,430
4.00%, TBA, 9/1/51	15,000,000	16,033,593
4.00%, TBA, 8/1/51	64,000,000	68,372,493
3.50%, TBA, 9/1/51	57,000,000	60,281,992
3.50%, TBA, 8/1/51	57,000,000	60,404,450
3.00%, TBA, 9/1/51	78,000,000	81,598,319
3.00%, TBA, 8/1/51	44,000,000	46,120,914
2.50%, TBA, 9/1/51	5,000,000	5,197,461
2.50%, TBA, 8/1/51	16,000,000	16,668,125
2.00%, TBA, 8/1/51	8,000,000	8,158,890
		374,075,691
Total U.S. government and agency mortgage obligations (cost $385,019,683)		$386,192,807

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1.125%, 2/28/27 [i]	$3,000	$3,070
0.125%, 7/31/22 [i]	112,000	112,120
Total U.S. treasury obligations (cost $115,190)		$115,190

MORTGAGE-BACKED SECURITIES (47.1%)*	Principal amount	Value
Agency collateralized mortgage obligations (25.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 6.557%, 4/15/40	$1,821,374	$182,483
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.161%, 9/25/50	13,386,597	2,408,517
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.107%, 12/15/47	2,595,307	311,437
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.107%, 11/15/47	446,521	64,634
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.007%, 8/15/56	6,689,112	1,510,268

Premier Income Trust 33

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.007%, 4/15/47	$1,533,227	$294,888
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 1/25/50	9,189,823	1,578,314
REMICs Ser. 4813, IO, 5.50%, 8/15/48	3,824,848	815,189
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	1,793,592	269,039
REMICs Ser. 5091, Class IL, IO, 4.50%, 3/25/51	10,405,394	1,509,017
REMICs Ser. 5049, Class AI, IO, 4.50%, 12/25/50	8,067,398	1,326,780
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	7,228,693	999,998
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	8,595,018	1,228,644
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	12,880,268	1,957,788
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	8,593,438	1,462,476
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,083,165	128,147
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	608,321	69,066
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	889,432	88,605
REMICs Ser. 5134, Class IC, IO, 4.00%, 8/25/51	13,527,571	1,821,995
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	1,809,681	201,218
REMICs Ser. 4425, IO, 4.00%, 1/15/45	2,140,447	228,685
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,393,646	327,752
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,722,293	230,860
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	3,458,812	261,832
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	2,059,280	109,381
REMICs Ser. 4560, Class PI, IO, 3.50%, 5/15/45	636,056	32,623
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	670,609	8,629
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	939,449	59,007
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	835,559	49,607
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	15,314,027	1,607,973
REMICs Ser. 5051, Class BI, IO, 3.00%, 11/25/50	20,180,252	2,532,579
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	4,061,006	278,349
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,819,840	113,376
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	561,719	14,526
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.382%, 7/25/43 W	1,814,732	18,147
Federal National Mortgage Association
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.45%), 6.361%, 4/25/42	995,694	146,378
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 6.311%, 4/25/40	967,588	192,928
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.161%, 3/25/48	4,857,330	878,205
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.111%, 6/25/48	10,220,909	1,556,553
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.061%, 5/25/47	10,432,728	1,657,030
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.061%, 10/25/41	330,197	17,654
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 12/25/46	4,353,288	815,513

34 Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 5/25/39	$14,224,250	$2,570,151
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,842,069	606,612
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	2,692,572	533,993
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 3/25/50	7,296,777	1,295,470
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 8/25/49	5,278,892	792,978
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.911%, 11/25/49	10,627,613	1,487,866
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.861%, 2/25/43	3,150,008	635,141
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.811%, 10/25/41	2,397,073	409,373
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	120,767	19,828
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	4,430,117	804,686
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	378,552	62,360
REMICs Ser. 20-45, Class EI, IO, 5.00%, 7/25/50	5,896,214	934,585
REMICs Ser. 21-15, Class IJ, IO, 4.50%, 4/25/51	6,584,748	1,112,822
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	13,793,158	2,197,125
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	510,062	87,465
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	1,329,089	53,164
REMICs Ser. 20-75, Class MI, IO, 4.00%, 11/25/50	20,288,175	2,807,022
REMICs Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	1,711,438	206,543
REMICs Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	463,494	15,310
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	1,102,474	64,854
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	4,400,747	600,620
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,308,510	138,113
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	1,000,882	114,391
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	867,516	69,401
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	895,992	50,004
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,117,540	54,829
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	1,406,152	64,891
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	609,985	10,780
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	1,198,536	25,409
Government National Mortgage Association
IFB Ser. 21-98, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.216%, 6/20/51	12,783,591	1,597,949
IFB Ser. 21-77, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.216%, 5/20/51	12,279,310	1,479,125
IFB Ser. 21-59, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.216%, 4/20/51	9,033,629	1,335,822
IFB Ser. 20-133, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.216%, 9/20/50	9,008,882	1,669,202
FRB Ser. 21-116, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.109%, 11/20/47	9,106,780	2,600,805
IFB Ser. 14-60, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.18%), 6.096%, 4/20/44	5,552,410	1,199,271

Premier Income Trust 35

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.066%, 7/20/50	$6,531,958	$1,083,621
IFB Ser. 19-5, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.066%, 1/20/49	5,869,211	932,253
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.066%, 9/20/43	642,980	121,009
IFB Ser. 20-63, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 5/20/50	7,544,192	1,261,700
IFB Ser. 20-63, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 4/20/50	9,835,442	1,656,472
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 8/20/49	8,729,220	1,288,607
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 7/20/49	7,890,795	1,099,503
IFB Ser. 19-89, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 7/20/49	8,821,497	1,316,703
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 2/20/50	1,084,161	132,099
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 1/20/50	5,239,774	867,134
IFB Ser. 19-152, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 12/20/49	5,112,185	782,284
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 9/20/49	8,438,158	1,298,893
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 8/20/49	611,763	87,604
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 6/20/49	497,514	64,040
IFB Ser. 20-63, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.916%, 8/20/43	7,573,389	1,503,090
IFB Ser. 10-90, Class ES, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.866%, 7/20/40	6,137,673	1,143,516
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 5.516%, 8/20/44	2,569,782	458,777
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	1,179,049	193,671
Ser. 16-42, IO, 5.00%, 2/20/46	2,952,471	492,407
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	4,643,470	680,222
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	4,976,363	975,915
Ser. 14-76, IO, 5.00%, 5/20/44	1,152,786	192,255
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	894,315	158,741
Ser. 12-146, IO, 5.00%, 12/20/42	824,820	148,567
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,169,181	203,804
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	837,378	145,640
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,775,837	676,101
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,951,481	347,988
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	3,937,616	693,363
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	702,321	121,065
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	2,602,228	357,670
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	2,137,534	294,488
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	1,262,315	128,630

36 Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	$1,229,270	$233,992
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,627,439	281,830
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	1,762,564	147,685
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	1,597,503	257,631
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	293,987	18,789
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,408,545	235,884
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,554,509	135,313
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	2,544,336	388,113
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,395,864	217,836
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,624,575	257,565
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	953,485	146,646
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	984,144	183,409
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	771,214	58,866
Ser. 16-29, IO, 4.00%, 2/16/46	1,348,066	220,324
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	3,349,320	475,436
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,601,166	468,210
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	2,306,557	307,392
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	2,039,065	197,055
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	6,235,843	760,836
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	3,274,487	161,568
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	750,625	102,654
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	2,566,971	156,997
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	736,800	93,920
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	678,645	100,487
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,768,841	250,772
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	8,681,651	934,515
Ser. 20-138, Class IC, IO, 3.50%, 8/20/50	17,756,813	1,923,874
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	403,480	6,399
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	1,709,823	164,810
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	1,704,943	123,590
Ser. 13-76, IO, 3.50%, 5/20/43	1,990,290	217,996
Ser. 13-28, IO, 3.50%, 2/20/43	559,804	55,437
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	869,522	79,953
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,432,069	128,714
Ser. 13-14, IO, 3.50%, 12/20/42	3,400,106	273,335
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	573,224	49,418
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	2,121,890	319,930
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,865,209	438,471
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	2,900,129	392,509
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,257,381	204,100
Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	2,233,038	111,999
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	2,301,582	149,603
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	880,399	13,589
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	4,347,461	270,673
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	11,620,704	887,224
Ser. 21-59, Class IP, IO, 3.00%, 4/20/51	13,860,715	978,844
Ser. 21-67, Class PI, IO, 3.00%, 4/20/51	22,989,536	1,682,000
Ser. 21-55, Class PI, IO, 3.00%, 3/20/51	11,421,568	937,711

Premier Income Trust 37

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	$7,924,831	$1,201,384
Ser. 17-H02, Class BI, IO, 2.436%, 1/20/67 W	5,193,831	394,461
Ser. 18-H05, Class BI, IO, 2.395%, 2/20/68 W	8,586,966	783,561
Ser. 18-H05, Class AI, IO, 2.389%, 2/20/68 W	5,146,024	469,575
Ser. 18-H02, Class EI, IO, 2.379%, 1/20/68 W	11,953,069	1,083,247
Ser. 16-H22, Class AI, IO, 2.359%, 10/20/66 W	8,505,624	663,286
Ser. 17-H06, Class BI, IO, 2.355%, 2/20/67 W	8,175,718	631,084
Ser. 16-H18, Class QI, IO, 2.337%, 6/20/66 W	5,600,351	448,549
Ser. 16-H23, Class NI, IO, 2.331%, 10/20/66 W	22,519,619	1,702,862
Ser. 18-H03, Class XI, IO, 2.311%, 2/20/68 W	8,307,237	723,097
Ser. 17-H16, Class FI, IO, 2.295%, 8/20/67 W	6,163,940	470,000
Ser. 17-H08, Class NI, IO, 2.256%, 3/20/67 W	10,385,391	784,193
Ser. 17-H12, Class QI, IO, 2.251%, 5/20/67 W	7,072,418	483,258
Ser. 18-H15, Class KI, IO, 2.235%, 8/20/68 W	7,062,936	595,935
Ser. 17-H16, Class JI, IO, 2.159%, 8/20/67 W	17,274,870	1,576,332
Ser. 15-H20, Class CI, IO, 2.141%, 8/20/65 W	8,050,391	596,534
Ser. 15-H24, Class AI, IO, 2.078%, 9/20/65 W	6,327,892	429,930
Ser. 17-H19, Class MI, IO, 2.063%, 4/20/67 W	3,786,551	324,886
Ser. 16-H03, Class DI, IO, 2.038%, 12/20/65 W	7,745,466	496,194
Ser. 16-H17, Class KI, IO, 1.981%, 7/20/66 W	3,818,207	286,366
Ser. 15-H15, Class BI, IO, 1.866%, 6/20/65 W	4,391,295	282,799
Ser. 15-H25, Class EI, IO, 1.851%, 10/20/65 W	5,520,599	395,827
Ser. 17-H11, Class DI, IO, 1.846%, 5/20/67 W	7,619,150	592,865
Ser. 15-H20, Class AI, IO, 1.821%, 8/20/65 W	6,657,987	483,370
Ser. 17-H09, IO, 1.82%, 4/20/67 W	10,179,519	618,406
Ser. 16-H16, Class EI, IO, 1.812%, 6/20/66 W	5,822,512	447,762
Ser. 15-H10, Class BI, IO, 1.80%, 4/20/65 W	5,142,733	324,506
FRB Ser. 15-H08, Class CI, IO, 1.793%, 3/20/65 W	5,090,252	289,635
Ser. 16-H03, Class AI, IO, 1.76%, 1/20/66 W	6,787,404	438,000
Ser. 15-H23, Class BI, IO, 1.753%, 9/20/65 W	7,736,111	515,225
Ser. 16-H09, Class BI, IO, 1.724%, 4/20/66 W	9,179,477	642,563
Ser. 16-H06, Class DI, IO, 1.70%, 7/20/65 W	10,731,561	544,713
Ser. 16-H24, Class CI, IO, 1.697%, 10/20/66 W	5,342,111	302,363
Ser. 16-H14, IO, 1.683%, 6/20/66 W	5,977,066	320,664
Ser. 17-H16, Class IG, IO, 1.668%, 7/20/67 W	15,109,519	911,293
Ser. 13-H08, Class CI, IO, 1.624%, 2/20/63 W	7,848,146	306,863
Ser. 17-H16, Class IH, IO, 1.60%, 7/20/67 W	11,140,420	653,152
Ser. 16-H02, Class HI, IO, 1.541%, 1/20/66 W	8,643,233	485,713
Ser. 14-H21, Class BI, IO, 1.537%, 10/20/64 W	8,631,324	479,038
Ser. 16-H10, Class AI, IO, 1.502%, 4/20/66 W	15,113,521	788,639
Ser. 16-H06, Class CI, IO, 1.485%, 2/20/66 W	9,280,476	411,162
		118,565,078
Commercial mortgage-backed securities (7.9%)
BANK 144A Ser. 17-BNK9, Class D, 2.80%, 11/15/54	451,000	417,322
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	802,000	702,207

38 Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.431%, 1/12/45 W	$2,285,000	$1,850,850
Ser. 05-PWR7, Class D, 5.263%, 2/11/41 W	1,026,000	790,020
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	467,550	465,213
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class XW, IO, 0.563%, 12/11/38 W	511,352	3,237
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	862,000	721,321
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.776%, 12/15/47 W	1,068,000	1,053,587
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	2,275,000	2,187,911
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.926%, 4/10/47 W	801,000	846,720
FRB Ser. 15-CR26, Class D, 3.478%, 10/10/48 W	519,000	518,907
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.848%, 5/10/47 W	682,000	531,960
FRB Ser. 14-UBS3, Class D, 4.768%, 6/10/47 W	481,000	487,361
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	1,755,510	502,158
FRB Ser. 14-CR19, Class D, 4.703%, 8/10/47 W	810,000	800,894
FRB Ser. 18-COR3, Class D, 2.81%, 5/10/51 W	409,000	368,512
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.762%, 4/15/50 W	1,390,000	1,021,050
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.402%, 2/10/46 W	1,423,000	1,303,933
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.536%, 9/10/47 W	2,754,000	1,727,060
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class C, 4.099%, 7/15/45 W	526,000	540,391
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.80%, 2/15/47 W	2,432,000	1,267,999
FRB Ser. 13-C14, Class E, 4.558%, 8/15/46 W	1,277,000	821,798
FRB Ser. C14, Class D, 4.558%, 8/15/46 W	1,265,000	873,350
FRB Ser. 14-C18, Class E, 4.30%, 2/15/47 W	914,000	423,304
FRB Ser. 14-C25, Class D, 3.946%, 11/15/47 W	1,404,000	1,077,588
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	1,823,000	962,663
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	680,000	672,230
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.167%, 4/15/46 W	1,312,000	1,068,788
Ser. 13-LC11, Class B, 3.499%, 4/15/46	508,000	518,143
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.169%, 2/12/51 W	757,000	113,550
FRB Ser. 11-C3, Class F, 5.523%, 2/15/46 W	1,113,000	211,185
FRB Ser. 11-C5, Class D, 5.435%, 8/15/46 W	637,000	567,480
FRB Ser. 11-C4, Class C, 5.39%, 7/15/46 W	335,810	337,321
FRB Ser. 12-C6, Class E, 5.141%, 5/15/45 W	811,000	570,613
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	1,807,000	1,172,622
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 6.571%, 12/15/49 W	26,213	—

Premier Income Trust 39

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	$77,512	$77,512
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.354%, 8/15/46 W	1,900,000	170,810
FRB Ser. 15-C23, Class D, 4.144%, 7/15/50 W	1,238,000	1,257,815
FRB Ser. 13-C10, Class E, 4.08%, 7/15/46 W	2,860,000	1,029,600
FRB Ser. 13-C10, Class F, 4.08%, 7/15/46 W	1,988,000	457,240
Ser. 14-C17, Class E, 3.50%, 8/15/47	1,025,000	653,719
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	384,505	378,983
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.839%, 3/25/50	1,558,000	1,632,540
FRB Ser. 19-01, Class M10, 3.339%, 10/15/49	615,000	620,779
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	1,081,996	11
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	1,476,000	50,332
FRB Ser. 12-C4, Class D, 4.463%, 12/10/45 W	749,000	646,016
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C15, Class G, 5.395%, 10/15/41 W	94,123	67,769
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.308%, 7/15/46 W	456,000	184,262
Ser. 14-LC16, Class D, 3.938%, 8/15/50	2,218,000	355,031
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class F, 4.964%, 6/15/44 W	2,560,000	1,280,000
FRB Ser. 12-C9, Class E, 4.809%, 11/15/45 W	739,000	619,753
FRB Ser. 12-C10, Class D, 4.426%, 12/15/45 W	839,000	472,668
		37,454,088
Residential mortgage-backed securities (non-agency) (14.0%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.279%, 5/25/47	764,643	440,459
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 2.815%, 9/25/35 W	229,148	212,619
FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 0.589%, 1/25/36	169,819	212,010
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.269%, 11/25/47	757,060	602,733
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 2.886%, 4/25/37 W	237,626	237,542
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.439%, 3/25/37	2,078,610	1,934,945
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.211%, 6/25/46 W	1,072,998	1,173,752
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 1.067%, 8/25/46	277,357	268,139
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.047%, 6/25/46	506,286	464,430
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.70%), 0.789%, 9/25/35	575,010	541,359

40 Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 0.469%, 8/25/46	$477,824	$422,815
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 0.469%, 8/25/46	683,198	631,011
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.469%, 8/25/46	3,348,732	3,034,122
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.414%, 11/20/35	1,538,376	1,472,274
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%), 0.299%, 4/25/47	571,978	487,374
Deutsche Alt-A Securities Mortgage Loan Trust FRB Ser. 06-AR4, Class A2, (1 Month US LIBOR + 0.38%), 0.469%, 12/25/36	734,837	381,868
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class B, (1 Month US LIBOR + 11.25%), 11.339%, 12/25/28	484,989	565,568
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 10.589%, 5/25/28	827,152	899,329
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.092%, 7/25/28	2,256,819	2,535,003
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.439%, 4/25/28	1,287,112	1,452,679
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (1 Month US LIBOR + 9.20%), 9.289%, 10/25/27	728,556	844,597
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 7.639%, 12/25/27	1,321,088	1,425,916
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.439%, 9/25/28	189,191	199,914
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 5.039%, 7/25/29	570,000	612,287
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3, (1 Month US LIBOR + 3.85%), 3.939%, 3/25/29	640,000	663,539
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.389%, 9/25/30	1,299,875	1,315,611
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 11.55%, 10/25/50	491,000	647,813
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (1 Month US LIBOR + 11.25%), 11.339%, 4/25/49	298,000	338,793
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.089%, 10/25/48	444,000	527,286
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 10.839%, 1/25/49	315,000	362,977
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.589%, 3/25/49	252,000	285,399
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (1 Month US LIBOR + 10.00%), 10.089%, 8/25/50	966,000	1,188,180
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (1 Month US LIBOR + 10.00%), 10.089%, 7/25/50	1,027,000	1,242,670
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.239%, 7/25/49	342,000	374,585

Premier Income Trust 41

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 7.839%, 9/25/48	$389,000	$424,367
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (1 Month US LIBOR + 5.75%), 5.839%, 7/25/50	401,000	428,253
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	685,000	732,009
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	346,000	366,232
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.339%, 10/25/48	1,548,000	1,616,210
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (1 Month US LIBOR + 3.90%), 3.989%, 9/25/48	420,000	437,447
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 3.789%, 12/25/30	599,000	621,288
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.739%, 1/25/49	390,145	396,308
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.539%, 3/25/49	280,406	284,086
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.389%, 10/25/48	304,200	306,621
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 12.839%, 10/25/28	238,895	275,243
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.339%, 9/25/28	2,304,611	2,720,036
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.839%, 10/25/28	1,291,742	1,525,491
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 11.839%, 8/25/28	836,275	977,516
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 10.839%, 1/25/29	269,033	306,908
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (1 Month US LIBOR + 10.25%), 10.339%, 1/25/29	267,643	303,106
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.339%, 4/25/29	396,908	444,192
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.989%, 10/25/28	1,399,784	1,476,043
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.789%, 4/25/28	2,258,112	2,389,047
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.639%, 4/25/28	276,208	291,246
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.589%, 9/25/29	1,459,000	1,585,963
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.089%, 7/25/25	124,628	126,283
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 4.939%, 10/25/29	2,039,000	2,203,598
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 4.589%, 12/25/30	699,000	736,951

42 Premier Income Trust

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.539%, 5/25/30	$180,000	$186,933
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.539%, 2/25/30	110,000	114,950
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (1 Month US LIBOR + 4.25%), 4.339%, 1/25/31	630,000	659,130
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	27,679	28,201
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 3.689%, 1/25/30	427,000	445,195
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/30	1,003,000	1,027,448
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.089%, 10/25/29	2,058,663	2,112,962
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (1 Month US LIBOR + 2.85%), 2.939%, 11/25/29	256,370	262,752
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 2.889%, 2/25/30	188,822	192,769
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.589%, 5/25/30	814,647	824,024
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.339%, 7/25/30	122,867	124,213
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.189%, 3/25/31	170,261	171,434
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.189%, 9/25/31	578,000	593,211
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (1 Month US LIBOR + 3.25%), 3.339%, 1/25/40	459,000	458,999
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.539%, 7/25/31	74,500	74,887
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.139%, 1/25/40	672,308	675,497
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.399%, 5/25/37	754,246	624,765
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 0.609%, 5/19/35	459,672	216,736
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 4.193%, 1/25/34 (Bermuda)	300,000	299,975
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.489%, 6/25/37	748,299	383,856
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2, 4.25%, 1/25/59	730,000	730,000
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	616,428	597,156
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR + 0.80%), 0.884%, 8/25/35	148,157	145,621
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month US LIBOR + 2.85%), 2.939%, 7/25/28 (Bermuda)	1,230,000	1,252,130

Premier Income Trust 43

MORTGAGE-BACKED SECURITIES (47.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, (1 Month US LIBOR + 6.00%), 5.839%, 4/25/27 (Bermuda)	$550,000	$562,067
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.789%, 3/25/28 (Bermuda)	620,000	626,850
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.509%, 8/25/36	732,801	718,145
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.269%, 1/25/37	701,659	669,093
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	1,033,000	1,134,697
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	815,000	857,167
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.069%, 10/25/45	405,644	403,372
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5, Class 1A1, 2.619%, 4/25/36 W	150,868	150,386
		66,298,663
Total mortgage-backed securities (cost $254,135,465)		$222,317,829

CORPORATE BONDS AND NOTES (21.6%)*	Principal amount	Value
Basic materials (1.3%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$329,000	$359,433
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	150,000	147,563
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	90,000	93,375
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	100,000	99,750
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	250,000	274,688
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	145,000	153,519
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	80,000	81,800
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	20,000	19,413
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	385,000	411,827
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	140,000	145,075
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	35,000	36,444
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	295,000	307,862
FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr. unsec. bonds 4.375%, 4/1/31 (Australia)	260,000	282,750
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	130,000	142,838

44 Premier Income Trust

CORPORATE BONDS AND NOTES (21.6%)* cont.	Principal amount	Value
Basic materials cont.
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	$130,000	$137,638
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	65,000	83,554
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	453,000	463,872
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	225,000	223,313
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	105,000	106,838
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	60,000	64,650
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	185,000	185,000
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	50,000	52,000
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	345,000	347,588
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	164,000	167,603
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	190,000	193,563
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	125,000	126,451
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	175,000	186,342
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31 ##	35,000	35,394
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26 ##	35,000	35,525
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	100,000	99,875
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	235,000	241,829
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	495,000	503,663
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	195,000	198,169
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes 5.625%, 10/1/24	267,000	296,704
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes 4.875%, 6/15/27	180,000	190,125
		6,496,033
Capital goods (2.0%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	130,000	129,513
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	75,000	78,188
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	260,000	273,000
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	65,000	66,950

Premier Income Trust 45

CORPORATE BONDS AND NOTES (21.6%)* cont.	Principal amount	Value
Capital goods cont.
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	$230,000	$230,288
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	470,000	485,275
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	158,000	167,480
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	347,000	426,463
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	45,000	46,406
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	53,000	52,376
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	250,000	262,931
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	114,000	117,420
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	570,000	618,025
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	90,000	90,132
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	235,000	237,515
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. notes 6.25%, 5/15/26	212,000	224,190
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	280,000	302,400
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	419,000	426,207
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	430,000	438,600
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	265,000	272,288
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	785,000	796,775
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	465,000	498,713
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	130,000	134,713
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	330,000	340,725
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,512,000	1,585,710
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	265,000	265,419
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	175,000	174,563
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	395,000	401,913
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	245,000	272,685
		9,416,863
Communication services (1.8%)
Altice France SA 144A company guaranty sr. notes 7.375%, 5/1/26 (France)	200,000	208,000
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	200,000	205,000
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	185,000	193,556

46 Premier Income Trust

CORPORATE BONDS AND NOTES (21.6%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	$590,000	$609,895
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,136,000	1,236,422
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	130,000	137,794
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	130,000	136,500
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	185,000	187,775
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	270,000	291,735
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	220,000	229,282
CSC Holdings, LLC 144A sr. unsec. bonds 4.625%, 12/1/30	200,000	197,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	136,000	146,524
DISH DBS Corp. 144A company guaranty sr. unsec. notes 5.125%, 6/1/29	175,000	173,478
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	195,000	208,387
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	235,000	250,275
Intelsat Jackson Holdings SA 144A company guaranty sr. notes 8.00%, 2/15/24 (Luxembourg)	15,000	15,488
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	383,000	395,486
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	122,000	126,697
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	54,000	54,979
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	125,000	121,423
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	88,000	93,940
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	280,000	342,017
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	579,000	655,081
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC 144A company guaranty sr. notes 3.36%, 9/20/21	18,125	18,188
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	110,000	124,200
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	280,000	312,166
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	175,000	175,975
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	43,000	45,526
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22	100,000	101,719
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	125,000	125,026
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	326,000	346,554

Premier Income Trust 47

CORPORATE BONDS AND NOTES (21.6%)* cont.		Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 2/1/26		$125,000	$127,906
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)		170,000	177,225
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)		50,000	51,250
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)		200,000	203,500
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	255,000	367,974
Ziggo BV 144A company guaranty sr. notes 5.50%, 1/15/27 (Netherlands)		$150,000	155,513
			8,549,456
Consumer cyclicals (4.4%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		150,000	150,893
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		130,000	133,250
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		125,000	124,219
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡		235,000	236,229
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27		130,000	134,713
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)		175,000	178,150
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27		240,000	243,900
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29		125,000	124,688
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24		240,000	245,932
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		50,000	53,370
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28		185,000	173,900
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27		180,000	184,806
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr. unsec. notes 5.25%, 10/15/25		700,000	705,250
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26		526,000	305,080
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27		380,000	392,882
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29		260,000	265,171
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27		544,000	560,320
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25		336,000	413,599
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25		200,000	220,250
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27		260,000	280,072
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		300,000	308,250
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		45,000	46,069

48 Premier Income Trust

CORPORATE BONDS AND NOTES (21.6%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25		$105,000	$110,261
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		270,000	285,525
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27		196,000	202,864
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26		287,372	303,177
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		614,739	653,929
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)		145,000	172,369
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes 4.875%, 9/15/27 R		291,000	301,185
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		147,000	152,513
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25		68,000	72,420
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		284,000	329,795
L Brands, Inc. company guaranty sr. unsec. sub. bonds 6.875%, 11/1/35		220,000	282,975
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25		50,000	64,813
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		120,000	138,300
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	200,000	232,683
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$127,000	130,350
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		218,000	226,993
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		130,000	143,488
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29		240,000	236,400
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		100,000	106,375
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		80,000	80,614
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)		355,000	369,143
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		280,000	290,164
Mattel, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/15/27		380,000	416,575
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		430,000	454,420
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		55,000	57,211
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28		175,000	174,365
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26		138,000	143,520
Meredith Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/1/25		240,000	258,600
Motion Bondco DAC company guaranty sr. notes Ser. REGS, 4.50%, 11/15/27 (Ireland)	EUR	245,000	280,933

Premier Income Trust 49

CORPORATE BONDS AND NOTES (21.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	$195,000	$201,225
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	200,000	203,594
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	125,000	128,905
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	355,000	375,306
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	125,000	128,363
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	175,000	184,844
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	95,000	95,712
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	95,000	95,815
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	635,000	666,750
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	125,000	121,588
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	250,000	260,913
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	155,000	227,075
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	55,000	55,825
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	606,000	709,020
Scientific Games International, Inc. 144A company guaranty sr. notes 5.00%, 10/15/25	150,000	153,894
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	368,000	383,688
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	265,000	276,231
Signal Parent, Inc. 144A sr. unsec. notes 6.125%, 4/1/29	240,000	231,600
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	215,000	214,731
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	130,000	126,138
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	275,000	283,711
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	255,000	272,213
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	125,000	132,344
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	165,000	171,450
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	95,000	92,117
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	25,000	26,023
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	250,000	251,250
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	240,000	238,200
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	275,000	299,063
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	105,000	118,256

50 Premier Income Trust

CORPORATE BONDS AND NOTES (21.6%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25		$134,000	$146,395
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		255,000	274,204
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29		90,000	90,220
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28		25,000	26,750
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30		140,000	145,425
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29		340,000	340,425
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 9/1/26		229,000	235,206
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 6.375%, 5/15/25		155,000	165,463
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		338,000	354,782
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		320,000	332,704
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25		80,000	85,174
			21,075,545
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		170,000	169,548
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		182,000	184,512
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)		225,000	226,406
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		75,000	81,188
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		40,000	40,133
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		505,000	506,263
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		130,000	138,450
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		235,000	245,575
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35		349,000	431,569
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26		228,000	242,704
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		185,000	204,888
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26		350,000	361,130
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24		85,000	87,224
Loxam SAS notes 3.75%, 7/15/26 (France)	EUR	200,000	242,543
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		$260,000	273,148
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		285,000	298,181

Premier Income Trust 51

CORPORATE BONDS AND NOTES (21.6%)* cont.	Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	$130,000	$136,338
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	115,000	117,395
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	95,000	111,016
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	510,000	633,675
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	135,000	166,556
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	75,000	90,358
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	143,000	158,373
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	235,000	261,731
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes 5.125%, 1/15/28	210,000	221,813
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	124,000	132,127
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	125,000	127,500
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	125,000	136,875
		6,027,219
Energy (3.4%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	150,000	166,097
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	23,000	26,021
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	90,000	91,575
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	133,000	142,643
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	100,000	107,481
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	60,000	64,500
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	83,000	87,933
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	240,000	224,448
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	125,000	134,688
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	214,000	289,970
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	229,000	237,823
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	200,000	211,560
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	49,000	50,715
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	175,000	176,059
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	200,375
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	249,000	275,768
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	231,000	240,203
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	272,000	327,842
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	124,000	141,050
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	118,000	145,140

52 Premier Income Trust

CORPORATE BONDS AND NOTES (21.6%)* cont.	Principal amount	Value
Energy cont.
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	$125,000	$177,500
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	98,000	122,259
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	146,000	155,936
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	70,000	72,625
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	55,000	56,408
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	529,000	528,831
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	438,000	458,157
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	255,000	269,663
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	344,000	364,021
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	28,268
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	40,000	42,100
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	236,000	247,210
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	464,000	482,560
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	433,000	438,954
Indigo Natural Resources, LLC 144A sr. unsec. notes 5.375%, 2/1/29	505,000	526,463
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	190,000	189,511
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	249,000	256,781
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	160,671	165,491
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	192,000	198,000
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	90,000	93,150
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	60,000	73,200
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	68,000	78,710
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	312,000	376,701
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	90,000	121,595
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	155,000	210,687
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	155,000	141,825
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%, 5/3/22 (Indonesia)	270,000	278,275
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	424,026
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	378,000	430,448
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	1,863,000	2,073,519
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	300,000	336,000

Premier Income Trust 53

CORPORATE BONDS AND NOTES (21.6%)* cont.		Principal amount	Value
Energy cont.
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †		$3,034,000	$128,945
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †		972,000	41,310
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)		931,000	904,932
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)		40,000	41,100
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25		180,000	187,610
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27		137,000	136,658
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26		133,000	131,983
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28		439,000	437,174
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25		70,000	77,875
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28		282,000	288,345
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29		80,000	89,848
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27		410,000	445,363
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30		75,000	82,586
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)		94,250	91,894
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27		190,000	185,250
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27		80,000	83,816
			16,115,454
Financials (3.4%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		235,000	246,447
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		60,000	59,635
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31		1,216,000	1,768,452
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29		70,000	71,400
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	230,000	280,864
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity		$148,000	164,465
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		578,000	651,695
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		225,000	269,960
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		200,000	209,500
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R		510,000	560,787
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		200,000	288,089
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		120,000	122,700
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27		90,000	87,399
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		75,000	77,831

54 Premier Income Trust

CORPORATE BONDS AND NOTES (21.6%)* cont.		Principal amount	Value
Financials cont.
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		$150,000	$154,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24		210,000	214,463
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		237,000	249,040
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		55,000	57,819
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		136,000	137,700
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22		20,000	21,075
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB 7.70%, perpetual maturity (Italy)		200,000	229,124
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		205,000	214,225
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		347,000	367,820
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)		2,050,000	2,029,521
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		90,000	89,663
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		280,000	284,200
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		250,000	248,750
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27		55,000	57,338
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		203,000	206,299
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30		75,000	74,813
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25		105,000	115,498
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25		393,000	445,789
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		265,000	291,092
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		240,000	251,842
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		235,000	241,392
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25		525,000	535,500
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R		88,000	99,220
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		330,000	348,150
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 2.188%, perpetual maturity (Netherlands)	EUR	252,125	413,109
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 11.125%, 4/1/23		$178,000	181,560
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia)		3,280,000	3,460,400
			15,878,751

Premier Income Trust 55

CORPORATE BONDS AND NOTES (21.6%)* cont.		Principal amount	Value
Health care (2.0%)
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		$611,000	$660,644
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29		235,000	243,225
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28		115,000	120,750
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29		180,000	179,089
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25		342,000	349,054
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29		100,000	94,495
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28		140,000	144,458
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		120,000	124,697
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		560,000	612,500
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26		206,000	214,508
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		184,000	191,673
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		125,000	131,406
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		120,000	122,850
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29		25,000	26,594
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27		100,000	106,000
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28		235,000	232,330
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28		290,000	346,724
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)		105,000	104,344
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25		125,000	129,688
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29		155,000	176,914
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		540,000	627,750
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		125,000	135,744
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		200,000	208,456
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	250,000	305,273
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)		$235,000	238,525
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		270,000	276,861
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		130,000	133,250
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		350,000	378,000
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		95,000	94,753
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		90,000	92,912
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		660,000	668,250
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27		63,000	65,599
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25		65,000	69,875

56 Premier Income Trust

CORPORATE BONDS AND NOTES (21.6%)* cont.	Principal amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	$525,000	$549,938
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	555,000	573,038
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	210,000	214,200
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	385,000	426,388
		9,370,755
Technology (0.9%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	40,000	41,700
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	230,000	236,576
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	182,000	184,503
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	583,000	701,839
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	333,000	340,689
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	119,000	130,751
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	530,000	547,061
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	257,000	270,741
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	349,000	340,275
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	275,000	285,458
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	235,000	233,825
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	105,000	111,038
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	195,000	195,975
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	140,000	146,426
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	260,000	266,183
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	94,000	104,340
		4,137,380
Transportation (0.3%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada) ##	15,000	15,000
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	260,000	280,457
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	260,000	272,025
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	375,000	419,063
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	100,000	102,875
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	100,000	102,888
		1,192,308

Premier Income Trust 57

CORPORATE BONDS AND NOTES (21.6%)* cont.	Principal amount	Value
Utilities and power (0.8%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	$122,000	$122,610
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	67,000	67,864
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	100,000	101,500
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	126,000	129,636
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	380,000	391,400
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,656
Colorado Interstate Gas Co., LLC company guaranty sr. unsec. notes 6.85%, 6/15/37	615,000	824,411
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	41,000	40,278
NRG Energy, Inc. company guaranty sr. unsec. notes 7.25%, 5/15/26	206,000	213,725
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	62,000	64,182
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	385,000	411,113
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	109,000	116,903
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	240,000	245,407
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	65,000	66,872
PG&E Corp. sr. sub. notes 5.00%, 7/1/28	235,000	228,831
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. escrow company guaranty sr. notes 11.50%, 10/1/21 F	205,000	6
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	115,000	125,831
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	65,000	69,090
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	152,000	157,700
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	369,000	380,070
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	165,000	170,363
		3,952,448
Total corporate bonds and notes (cost $99,626,274)		$102,212,212

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (12.4%)*	Principal amount	Value
Angola (Republic of) sr. unsec. notes Ser. REGS, 8.25%, 5/9/28 (Angola)	$2,110,000	$2,218,154
Argentina (Republic of) 144A sr. unsec. notes 3.00%, 2/1/29 (Argentina)	2,407,903	1,517,003
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%, 5/14/30 (Bahrain)	2,130,000	2,379,146
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS, 6.50%, 2/15/23 (Argentina) (In default) †	700,000	332,967
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%, 6/15/27 (Argentina) (In default) †	1,990,000	956,354
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%, 1/26/22 (Argentina) (In default) †	33,333	16,525
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 5.00%, 6/1/27 (Argentina)	2,695,975	1,842,137

58 Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (12.4%)* cont.		Principal amount	Value
Cordoba (Province of) 144A sr. unsec. unsub. notes 5.00%, 12/10/25 (Argentina)		$1,029,088	$774,697
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.875%, 1/30/60 (Dominican Republic)		1,325,000	1,336,938
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		1,405,000	1,621,019
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)		1,350,000	1,539,000
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)		230,000	235,637
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%, 1/27/25 (Dominican Republic)		1,650,000	1,794,375
Egypt (Arab Republic of) 144A sr. unsec. bonds 7.053%, 1/15/32 (Egypt)		1,030,000	1,048,231
Ghana (Republic of) sr. unsec. bonds Ser. REGS, 8.95%, 3/26/51 (Ghana)		1,170,000	1,143,675
Ghana (Republic of) 144A sr. unsec. notes 7.75%, 4/7/29 (Ghana)		280,000	281,991
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)		2,370,000	2,710,664
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)		760,000	837,888
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)		300,000	343,123
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%, 2/17/37 (Indonesia)		640,000	890,374
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		1,265,000	1,435,789
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)		1,355,000	1,419,368
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)		4,755,000	5,147,288
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Ivory Coast)		1,404,806	1,418,855
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Ivory Coast)		630,000	697,731
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)		300,000	321,750
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 3/13/28 (Senegal)	EUR	140,000	173,479
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Ivory Coast)	EUR	760,000	951,153
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)		$127,000	177,483
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%, 5/22/27 (Kenya)		1,000,000	1,092,587
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 6/24/24 (Kenya)		760,000	835,042
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)		670,000	705,187
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%, 8/1/29 (Oman)		817,000	870,130

Premier Income Trust 59

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (12.4%)* cont.	Principal amount	Value
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	$2,174,000	$2,326,702
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)	3,900,000	3,992,625
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	3,605,000	3,821,300
South Africa (Republic of) sr. unsec. unsub. bonds 6.30%, 6/22/48 (South Africa)	230,000	249,988
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25 (South Africa)	830,000	939,012
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	805,000	862,374
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	1,680,000	1,423,800
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)	940,000	988,376
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	2,230,000	2,193,250
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%, 3/31/38 (Venezuela)	650,000	65,000
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †	1,652,000	169,330
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default) †	439,000	44,998
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †	2,674,000	274,085
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	1,720,000	1,909,330
Total foreign government and agency bonds and notes (cost $58,738,405)		$58,325,910

CONVERTIBLE BONDS AND NOTES (6.4%)*	Principal amount	Value
Capital goods (0.1%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26	$235,000	$251,803
Middleby Corp. (The) 144A cv. sr. unsec. unsub. notes 1.00%, 9/1/25	182,000	283,829
		535,632
Communication services (0.4%)
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	373,000	377,707
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	805,000	825,125
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	84,000	111,592
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	175,000	192,063
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	415,000	433,883
		1,940,370
Consumer cyclicals (1.1%)
Alarm.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	162,000	147,501
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	356,000	502,706
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	221,000	361,059
DraftKings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 3/15/28	365,000	319,923
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	380,000	405,460

60 Premier Income Trust

CONVERTIBLE BONDS AND NOTES (6.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26	$481,000	$514,670
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	335,000	435,098
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	133,000	244,138
NCL Corp, Ltd. cv. company guaranty sr. unsec. notes 5.375%, 8/1/25	81,000	128,304
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A cv. sr. unsec. notes 0.25%, 6/15/26	261,000	264,842
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes 2.875%, 11/15/23	484,000	575,811
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes zero %, 12/15/25	241,000	312,698
Square, Inc. 144A cv. sr. unsec. sub. notes 0.25%, 11/1/27	177,000	208,418
Square, Inc. 144A cv. sr. unsec. sub. notes zero %, 5/1/26	177,000	201,006
Vail Resorts, Inc. 144A cv. sr. unsec. sub. notes zero %, 1/1/26	307,000	308,151
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	183,000	242,361
		5,172,146
Consumer staples (0.5%)
Airbnb, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	312,000	292,344
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	236,000	220,365
Chegg, Inc. 144A cv. sr. unsec. notes zero %, 9/1/26	247,000	266,637
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28	469,000	489,871
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	155,000	247,380
Shake Shack, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	191,000	177,153
Uber Technologies, Inc. 144A cv. sr. unsec. notes zero %, 12/15/25	202,000	197,051
Wayfair, Inc. 144A cv. sr. unsec. notes 0.625%, 10/1/25	419,000	406,430
		2,297,231
Energy (0.3%)
Enphase Energy, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	359,000	362,949
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	345,000	506,805
SolarEdge Technologies, Inc. 144A cv. sr. unsec. notes zero %, 9/15/25 (Israel)	160,000	191,200
Sunrun, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26	199,000	174,881
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	215,000	182,358
		1,418,193
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R	238,000	244,997
JPMorgan Chase Financial Co., LLC cv. company guaranty sr. unsec. notes 0.25%, 5/1/23	240,000	264,912
LendingTree, Inc. cv. sr. unsec. notes 0.50%, 7/15/25	215,000	193,328
Redfin Corp. 144A cv. sr. unsec. notes zero %, 10/15/25	300,000	323,700
		1,026,937
Health care (1.0%)
1Life Healthcare, Inc. cv. sr. unsec. notes 3.00%, 6/15/25	173,000	176,789
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	201,000	197,774
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	312,000	353,730

Premier Income Trust 61

CONVERTIBLE BONDS AND NOTES (6.4%)* cont.	Principal amount	Value
Health care cont.
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	$559,000	$637,959
Guardant Health, Inc. 144A cv. sr. unsec. sub. notes zero %, 11/15/27	272,000	292,740
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes 0.25%, 3/1/27	359,000	327,139
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	161,000	222,281
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%, 8/15/25	253,000	287,484
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	171,000	206,877
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	336,000	362,484
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	255,000	250,378
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	92,000	118,570
Novocure, Ltd. 144A cv. sr. unsec. notes zero %, 11/1/25 (Jersey)	113,000	134,046
Omnicell, Inc. 144A cv. sr. unsec. notes 0.25%, 9/15/25	160,000	251,800
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	300,000	327,750
Revance Therapeutics, Inc. cv. sr. unsec. notes 1.75%, 2/15/27	162,000	187,041
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	142,000	170,940
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	231,000	246,315
		4,752,097
Technology (2.5%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	323,000	380,131
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	206,000	275,113
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	351,000	351,351
Bill.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/25	339,000	491,974
Blackline, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	233,000	227,321
Box, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	245,000	280,378
Ceridian HCM Holding, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/26	270,000	274,509
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	363,000	387,866
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	199,000	226,482
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	278,000	385,030
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes 0.75%, 8/15/25	206,000	203,940
Everbridge, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	265,000	275,434
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	168,000	270,581
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	236,000	278,038
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	157,000	202,530
LivePerson, Inc. 144A cv. sr. unsec. notes zero %, 12/15/26	197,000	212,878
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	304,000	333,640
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	336,000	422,520
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	249,000	264,089
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	774,000	1,110,690
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	159,000	180,274
Rapid7, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/27	228,000	284,430
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	269,000	283,795
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	168,000	227,539
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	400,000	459,200
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	626,000	608,785
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	727,000	698,374

62 Premier Income Trust

CONVERTIBLE BONDS AND NOTES (6.4%)* cont.	Principal amount	Value
Technology cont.
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	$257,000	$346,789
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	190,000	258,989
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	221,000	368,628
Zynga, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26	517,000	540,588
		11,111,886
Transportation (0.2%)
American Airlines Group, Inc. cv. company guaranty notes 6.50%, 7/1/25	205,000	312,625
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	329,000	322,749
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	316,000	463,138
		1,098,512
Utilities and power (0.1%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	276,000	299,460
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds 2.75%, 6/1/48	287,000	338,086
		637,546
Total convertible bonds and notes (cost $28,048,805)		$29,990,550

SENIOR LOANS (3.6%)*c	Principal amount	Value
Basic materials (0.4%)
Alpha 3 BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/18/28	$155,000	$154,225
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.092%, 9/6/24	65,343	64,748
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/9/26	69,825	69,759
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 6/3/28	45,000	44,753
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.379%, 2/7/27	17,676	17,587
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	251,444	251,265
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.635%, 6/26/26	185,000	184,445
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.135%, 6/26/25	312,860	312,166
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.835%, 10/1/25	402,702	397,237
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.105%, 5/3/26	308,430	303,418
W.R. Grace & Co./CT bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 2.00%), 2.147%, 3/30/28	295,000	292,605
		2,092,208
Capital goods (0.7%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.592%, 4/1/28	163,000	162,796
American Axle and Manufacturing, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	50,049	49,822

Premier Income Trust 63

SENIOR LOANS (3.6%)*c cont.	Principal amount	Value
Capital goods cont.
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.342%, 4/3/24	$778,873	$753,194
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 3/29/25	148,875	148,875
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 5/31/25	435,376	434,959
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.126%, 4/12/26	192,139	186,135
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	491,477	480,929
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.404%, 6/30/27	104,214	103,937
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.846%, 3/2/27	908,535	899,304
		3,219,951
Communication services (0.3%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.343%, 1/15/26	396,859	389,418
Asurion, LLC bank term loan FRN Ser. B9, (1 Month US LIBOR + 3.25%), 3.339%, 7/31/27	70,000	68,717
Directv Financing, LLC bank term loan FRN (1 Month US LIBOR + 5.00%), 5.089%, 7/22/27	175,000	174,585
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 3.75%), 8.00%, 11/27/23	615,000	623,555
		1,256,275
Consumer cyclicals (0.9%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	472,109	472,109
Cengage Learning, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.75%), 5.75%, 6/29/26	375,000	374,445
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.628%, 8/21/26	505,055	489,903
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	332,223	331,080
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	219,490	218,941
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.35%, 8/24/26	211,238	114,837
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.34%, 10/30/26	182,072	181,663
Golden Nugget, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 10/4/23	190,033	188,081
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.092%, 5/1/26	97,581	96,269
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.596%, 6/19/26	276,079	273,279
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	220,000	189,200
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	356,117	341,872

64 Premier Income Trust

SENIOR LOANS (3.6%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Scientific Games International, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 2.75%), 2.842%, 8/14/24	$137,165	$134,974
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.592%, 12/17/26	268,207	265,340
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	411,306	409,249
		4,081,242
Consumer staples (0.3%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.00%, 7/12/24	599,607	598,108
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	580,539	568,992
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	89,550	89,182
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/25	219,886	218,587
		1,474,869
Energy (—%)
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 5/27/28	210,000	208,654
		208,654
Financials (0.1%)
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.604%, 12/7/25	270,000	264,881
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	98,505	98,251
		363,132
Health care (0.4%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.846%, 2/4/27	140,418	137,734
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 3.842%, 10/10/25	228,244	194,818
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	517,400	517,767
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (1 Month US LIBOR + 3.50%), 4.00%, 4/22/28 (Luxembourg)	289,000	289,272
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/7/27	305,000	305,381
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.101%, 6/30/25	148,842	148,161
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.25%), 9.25%, 4/29/25	196,163	197,215
		1,790,348
Technology (0.4%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	408,972	406,134
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 3.842%, 10/2/25	402,683	399,051
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	203,463	202,736

Premier Income Trust 65

SENIOR LOANS (3.6%)*c cont.	Principal amount	Value
Technology cont.
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 10/8/27	$402,975	$403,193
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.592%, 7/2/25	338,593	330,765
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	205,000	204,744
Rocket Software, Inc. bank term loan FRN (1 Month US LIBOR + 4.25%), 4.75%, 11/28/25	135,000	131,456
		2,078,079
Transportation (0.1%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 3/24/28	120,000	123,210
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/14/28	254,363	254,459
		377,669
Total senior loans (cost $17,066,432)		$16,942,427

PURCHASED SWAP OPTIONS OUTSTANDING (2.7%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485		$49,147,400	$69,298
Goldman Sachs International
1.869/3 month USD-LIBOR-BBA/Sep-31	Sep-21/1.869		50,484,000	2,867,996
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		7,048,900	838,890
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		7,048,900	215,978
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		6,980,300	746,962
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		6,980,300	730,139
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		6,980,300	223,439
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		6,980,300	217,367
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		6,990,700	1,977,879
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		6,990,700	1,943,834
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		6,990,700	1,648,896
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		8,725,000	436,250
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		8,725,000	346,557
Toronto-Dominion Bank
(1.724)/3 month CAD-BA-CDOR/Aug-26 (Canada)	Aug-21/1.724	CAD	8,887,400	14
UBS AG
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	13,220,400	337,021
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	13,220,400	196,191
Total purchased swap options outstanding (cost $7,539,252)				$12,796,711

66 Premier Income Trust

PURCHASED OPTIONS OUTSTANDING (0.1%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Goldman Sachs International
EUR/USD (Put)	Aug-21/$1.18	$32,626,146	EUR	27,503,600	$83,980
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 2.00% TBA commitments (Call)	Aug-21/101.28	25,000,000		$25,000,000	187,575
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Call)	Sep-21/103.72	55,000,000		55,000,000	274,615
Morgan Stanley & Co. International PLC
GBP/USD (Put)	Aug-21/1.37	16,343,342	GBP	11,757,800	29,761
Total purchased options outstanding (cost $494,217)					$575,931

ASSET-BACKED SECURITIES (0.6%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,314,000	$1,314,788
Cascade Funding Mortgage Trust, LLC 144A Ser. 20-HB4, Class M4, 4.948%, 12/26/30 W	595,000	595,000
Finance of America HECM Buyout 144A Ser. 21-HB1, Class M4, 6.414%, 2/25/31 W	1,000,000	1,000,000
Total asset-backed securities (cost $2,908,999)		$2,909,788

COMMON STOCKS (0.1%)*	Shares	Value
iHeartMedia, Inc. Class A †	15,096	$390,232
MWO Holdings, LLC (Units) F	169	431
Oasis Petroleum, Inc.	854	78,320
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	21,073	27,395
Tribune Media Co. Class 1C	92,963	9,296
Total common stocks (cost $527,619)		$505,674

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	1,182	$31,477
Total preferred stocks (cost $31,110)		$31,477

SHORT-TERM INVESTMENTS (15.1%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.09% L	Shares	22,486,178	$22,486,178
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	1,181,000	1,181,000
U.S. Treasury Bills 0.021%, 8/3/21 # ∆		$8,700,000	8,699,995
U.S. Treasury Bills 0.018%, 9/28/21 ∆ §		2,700,000	2,699,786
U.S. Treasury Bills 0.017%, 9/7/21 # ∆ §		6,800,000	6,799,711
U.S. Treasury Bills 0.016%, 10/7/21 # ∆ §		11,300,000	11,298,964
U.S. Treasury Bills 0.016%, 9/2/21 # ∆ §		4,900,000	4,899,810
U.S. Treasury Bills 0.011%, 9/21/21 ∆ §		4,200,000	4,199,708
U.S. Treasury Bills 0.007%, 9/14/21 ∆		100,000	99,995
U.S. Treasury Cash Management Bills 0.050%, 11/16/21 ∆		728,000	727,904
U.S. Treasury Cash Management Bills 0.047%, 11/2/21 # ∆		4,400,000	4,399,404

Premier Income Trust 67

SHORT-TERM INVESTMENTS (15.1%)* cont.	Principal amount/ shares	Value
U.S. Treasury Cash Management Bills 0.046%, 11/9/21 ∆ §	$500,000	$499,931
U.S. Treasury Cash Management Bills 0.043%, 10/19/21 ∆ §	3,500,000	3,499,583
Total short-term investments (cost $71,493,490)		$71,491,969

TOTAL INVESTMENTS
Total investments (cost $925,744,941)	$904,408,475

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
CVR	Contingent Value Rights
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

68 Premier Income Trust

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through July 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $472,125,548.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,696,887 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $36,756,814 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,128,589 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $416,033,325 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	90.7%	Argentina	0.6%
Indonesia	1.0	Canada	0.6
Ivory Coast	0.9	Brazil	0.5
Senegal	0.9	Other	4.1
Dominican Republic	0.7	Total	100.0%

Premier Income Trust 69

FORWARD CURRENCY CONTRACTS at 7/31/21 (aggregate face value $381,928,878)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/20/21	$1,564,536	$1,567,116	$(2,580)
	British Pound	Buy	9/15/21	2,169,047	2,192,941	(23,894)
	Canadian Dollar	Sell	10/20/21	376,948	375,431	(1,517)
	Euro	Buy	9/15/21	4,935,397	5,183,758	(248,361)
	Hong Kong Dollar	Sell	8/18/21	249,713	249,889	176
	Japanese Yen	Buy	8/18/21	3,107,361	3,123,886	(16,525)
	New Zealand Dollar	Sell	10/20/21	1,260,054	1,257,063	(2,991)
	Norwegian Krone	Buy	9/15/21	827,995	884,320	(56,325)
	Swiss Franc	Buy	9/15/21	1,235,554	1,225,465	10,089
Barclays Bank PLC
	Australian Dollar	Buy	10/20/21	2,084,139	2,121,661	(37,522)
	British Pound	Sell	9/15/21	250,227	225,428	(24,799)
	Canadian Dollar	Buy	10/20/21	136,737	136,193	544
	Euro	Sell	9/15/21	3,928,253	4,040,155	111,902
	Japanese Yen	Buy	8/18/21	2,495,586	2,517,833	(22,247)
	Norwegian Krone	Buy	9/15/21	83,928	84,907	(979)
	Swiss Franc	Buy	9/15/21	1,159,409	1,190,523	(31,114)
Citibank, N.A.
	Australian Dollar	Buy	10/20/21	1,769,279	1,801,705	(32,426)
	British Pound	Sell	9/15/21	5,606,881	5,675,863	68,982
	Canadian Dollar	Sell	10/20/21	2,382,633	2,352,739	(29,894)
	Euro	Sell	9/15/21	5,274,713	5,344,452	69,739
	Japanese Yen	Buy	8/18/21	1,295,395	1,302,362	(6,967)
	New Zealand Dollar	Sell	10/20/21	1,207,964	1,205,192	(2,772)
	Swiss Franc	Sell	9/15/21	1,233,786	1,208,564	(25,222)
Credit Suisse International
	Australian Dollar	Sell	10/20/21	998,390	1,015,879	17,489
	British Pound	Sell	9/15/21	1,700,011	1,748,826	48,815
	Canadian Dollar	Sell	10/20/21	2,522,576	2,512,353	(10,223)
	Euro	Sell	9/15/21	1,538,794	1,582,778	43,984
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	631,335	678,465	47,130
	British Pound	Buy	9/15/21	14,775,181	15,126,152	(350,971)
	Canadian Dollar	Sell	10/20/21	4,658,586	4,603,210	(55,376)
	Euro	Buy	9/15/21	16,368,493	16,594,658	(226,165)

70 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/21 (aggregate face value $381,928,878) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	Japanese Yen	Sell	8/18/21	$12,097,619	$12,107,095	$9,476
	New Zealand Dollar	Sell	10/20/21	4,487,140	4,431,651	(55,489)
	Norwegian Krone	Buy	9/15/21	8,102,944	8,544,893	(441,949)
	Swedish Krona	Buy	9/15/21	5,984,444	6,227,022	(242,578)
	Swiss Franc	Buy	9/15/21	8,694,851	8,601,476	93,375
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/20/21	2,173,993	2,214,209	40,216
	British Pound	Buy	9/15/21	313,340	326,054	(12,714)
	Canadian Dollar	Buy	10/20/21	1,333,143	1,332,598	545
	Euro	Buy	9/15/21	3,548,808	3,710,887	(162,079)
	Hong Kong Dollar	Sell	8/18/21	2,149,552	2,151,053	1,501
	Japanese Yen	Buy	8/18/21	4,091,770	4,108,086	(16,316)
	New Zealand Dollar	Buy	10/20/21	1,237,282	1,234,318	2,964
	Norwegian Krone	Buy	9/15/21	75,155	70,461	4,694
	Swiss Franc	Buy	9/15/21	1,245,832	1,267,620	(21,788)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	787,994	815,975	(27,981)
	British Pound	Buy	9/15/21	5,695,434	5,838,158	(142,724)
	Canadian Dollar	Sell	10/20/21	4,273,222	4,248,138	(25,084)
	Euro	Buy	9/15/21	4,413,007	4,538,512	(125,505)
	Japanese Yen	Sell	8/18/21	4,356,864	4,353,751	(3,113)
	New Zealand Dollar	Buy	10/20/21	7,027,931	7,067,815	(39,884)
	Norwegian Krone	Sell	9/15/21	522,156	491,777	(30,379)
	Swedish Krona	Sell	9/15/21	531,673	538,708	7,035
	Swiss Franc	Buy	9/15/21	2,471,771	2,401,667	70,104
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	10/20/21	2,812,449	2,849,870	37,421
	British Pound	Buy	9/15/21	14,034,232	14,164,525	(130,293)
	Canadian Dollar	Sell	10/20/21	1,232,634	1,229,452	(3,182)
	Euro	Buy	9/15/21	11,044,984	11,435,908	(390,924)
	Japanese Yen	Buy	8/18/21	2,381,908	2,436,557	(54,649)
	New Zealand Dollar	Sell	10/20/21	2,807,092	2,800,327	(6,765)
	Norwegian Krone	Buy	9/15/21	3,499,702	3,700,260	(200,558)
	Swedish Krona	Buy	9/15/21	182,686	181,290	1,396
	Swiss Franc	Buy	9/15/21	1,826,254	1,771,822	54,432
NatWest Markets PLC
	Australian Dollar	Sell	10/20/21	1,813,840	1,853,561	39,721
	British Pound	Buy	9/15/21	4,871,771	4,953,774	(82,003)
	Canadian Dollar	Sell	10/20/21	1,213,558	1,208,626	(4,932)
	Euro	Sell	9/15/21	12,687,781	12,794,662	106,881
	Japanese Yen	Sell	8/18/21	1,761,400	1,761,291	(109)
	New Zealand Dollar	Sell	10/20/21	5,348,092	5,338,943	(9,149)
	Swedish Krona	Buy	9/15/21	1,647,009	1,716,383	(69,374)
	Swiss Franc	Buy	9/15/21	1,184,275	1,183,674	601

Premier Income Trust 71

FORWARD CURRENCY CONTRACTS at 7/31/21 (aggregate face value $381,928,878) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/20/21	$2,427,482	$2,561,726	$134,244
	British Pound	Sell	9/15/21	1,586,436	1,432,594	(153,842)
	Canadian Dollar	Sell	10/20/21	6,404,664	6,385,796	(18,868)
	Euro	Sell	9/15/21	1,632,112	1,776,014	143,902
	Hong Kong Dollar	Sell	8/18/21	9,306,710	9,312,516	5,806
	Japanese Yen	Sell	8/18/21	29,567,408	29,655,311	87,903
	New Zealand Dollar	Buy	10/20/21	2,489,816	2,498,484	(8,668)
	Norwegian Krone	Sell	9/15/21	1,751,906	1,667,863	(84,043)
	Swedish Krona	Buy	9/15/21	1,410,671	1,469,866	(59,195)
	Swiss Franc	Buy	9/15/21	1,818,408	1,758,373	60,035
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	1,978,133	2,022,649	(44,516)
	British Pound	Sell	9/15/21	2,672,975	2,691,602	18,627
	Canadian Dollar	Sell	10/20/21	2,237,641	2,235,485	(2,156)
	Euro	Sell	9/15/21	9,682,140	9,958,706	276,566
	Hong Kong Dollar	Sell	8/18/21	428,971	429,255	284
	Japanese Yen	Buy	8/18/21	5,134,496	5,145,507	(11,011)
	New Zealand Dollar	Buy	10/20/21	2,790,378	2,800,639	(10,261)
	Norwegian Krone	Buy	9/15/21	1,252,265	1,417,163	(164,898)
	Swedish Krona	Buy	9/15/21	125,990	122,757	3,233
UBS AG
	Australian Dollar	Buy	10/20/21	1,119,958	1,167,500	(47,542)
	British Pound	Sell	9/15/21	1,104,750	1,029,535	(75,215)
	Canadian Dollar	Sell	10/20/21	2,761,023	2,746,397	(14,626)
	Euro	Buy	9/15/21	2,537,508	2,559,637	(22,129)
	Hong Kong Dollar	Sell	8/18/21	360	334	(26)
	Japanese Yen	Buy	8/18/21	12,938,164	13,062,111	(123,947)
	New Zealand Dollar	Sell	10/20/21	5,892,323	5,878,630	(13,693)
	Norwegian Krone	Sell	9/15/21	896,347	791,699	(104,648)
	Swedish Krona	Buy	9/15/21	11,325,588	11,806,318	(480,730)
	Swiss Franc	Buy	9/15/21	1,205,825	1,186,444	19,381
WestPac Banking Corp.
	British Pound	Buy	9/15/21	2,192,263	2,233,990	(41,727)
	Canadian Dollar	Buy	10/20/21	895,842	892,308	3,534
	Euro	Sell	9/15/21	1,732,553	1,782,103	49,550
	Japanese Yen	Sell	8/18/21	431,511	433,893	2,382
	New Zealand Dollar	Sell	10/20/21	3,894,232	3,883,057	(11,175)
Unrealized appreciation						1,694,659
Unrealized (depreciation)						(5,001,307)
Total						$(3,306,648)
* The exchange currency for all contracts listed is the United States Dollar.

72 Premier Income Trust

FUTURES CONTRACTS OUTSTANDING at 7/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro-Bund 10 yr (Long)	1	$209,456	$209,456	Sep-21	$5,763
U.S. Treasury Note 2 yr (Short)	1,786	394,092,063	394,092,063	Sep-21	78,949
U.S. Treasury Note Ultra 10 yr (Short)	410	61,602,500	61,602,500	Sep-21	(2,138,220)
Unrealized appreciation					84,712
Unrealized (depreciation)					(2,138,220)
Total					$(2,053,508)

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/21 (premiums $15,609,687)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Bank of America N.A.
1.897/3 month USD-LIBOR-BBA/Sep-31	Sep-21/1.897		$9,689,000	$2,228
1.8775/3 month USD-LIBOR-BBA/Sep-31	Sep-21/1.8775		11,840,500	2,842
1.88/3 month USD-LIBOR-BBA/Aug-31	Aug-21/1.88		21,719,800	3,258
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		49,147,400	210,351
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		8,485,700	496,159
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		8,485,700	573,039
Goldman Sachs International
2.317/3 month USD-LIBOR-BBA/Dec-31	Dec-21/2.317		50,484,000	53,008
1.722/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	4,577,200	227,198
(1.722)/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	4,577,200	613,963
(1.519)/3 month USD-LIBOR-BBA/Sep-31	Sep-21/1.519		$50,484,000	1,344,894
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		3,624,700	71,298
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		5,786,700	87,611
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	10,069,900	140,598
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$26,351,000	159,424
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		5,786,700	283,780
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		3,624,700	339,127
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	10,069,900	1,692,069
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$26,351,000	4,053,044
Morgan Stanley & Co. International PLC
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		3,620,600	70,565
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		3,620,600	72,376
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		8,725,000	220,045
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		8,725,000	269,166
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		3,620,600	441,967
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		3,620,600	452,141
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		6,990,700	1,509,013
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		6,990,700	1,870,432
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		6,990,700	1,900,981

Premier Income Trust 73

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/21 (premiums $15,609,687) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	$529,000	$30,751
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	1,058,000	218,868
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	9,843,400	497,387
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	9,843,400	594,443
Total			$18,502,026

WRITTEN OPTIONS OUTSTANDING at 7/31/21 (premiums $300,000)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 2.00% TBA commitments (Put)	Aug-21/$101.28	$25,000,000	$25,000,000	$7,450
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Put)	Sep-21/103.72	55,000,000	55,000,000	139,260
Total				$146,710

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		$56,560,700	$(521,772)	$1,394,791
2.35/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		14,707,300	(1,911,949)	1,095,694
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	4,782,000	(774,972)	977,284
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		$32,507,900	(1,570,132)	711,598
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		9,326,800	(667,799)	486,672
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	2,528,950	(576,785)	455,815
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		$11,377,800	(559,625)	331,435
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		4,749,700	(346,728)	263,798
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		4,687,800	(610,586)	219,764
(0.765)/3 month USD-LIBOR-BBA/Sep-31 (Purchased)	Sep-21/0.765		6,389,200	(151,424)	167,972
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		47,380,600	(306,197)	27,481

74 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		$47,380,600	$(306,197)	$16,583
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		3,515,900	(79,544)	(10,302)
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305		65,337,900	(78,405)	(11,761)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		13,067,600	(169,879)	(122,966)
0.765/3 month USD-LIBOR-BBA/Sep-31 (Purchased)	Sep-21/0.765		6,389,200	(151,424)	(148,613)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		4,749,700	(346,728)	(187,756)
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	2,528,950	(576,785)	(206,428)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		$4,687,800	(610,586)	(247,000)
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	4,782,000	(387,486)	(281,931)
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		$9,326,800	(667,799)	(341,361)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		56,560,700	(521,772)	(517,530)
(2.35)/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		14,707,300	(1,911,949)	(738,895)
(1.5275)/3 month USD-LIBOR-BBA/Sep-31 (Purchased)	Sep-21/1.5275		70,000,000	(946,750)	(756,000)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		3,515,900	(1,653,091)	(1,062,400)
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875		6,533,800	182,946	112,643
1.67/3 month USD-LIBOR-BBA/Aug-31 (Written)	Aug-21/1.67		4,443,700	62,656	61,634
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805		130,675,800	42,470	20,908
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		47,380,600	199,591	3,790
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		47,380,600	199,591	(76,283)
(1.67)/3 month USD-LIBOR-BBA/Aug-31 (Written)	Aug-21/1.67		4,443,700	62,656	(111,892)
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29		16,254,000	253,562	(168,717)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085		65,015,900	892,343	(414,151)
(1.5275)/3 month USD-LIBOR-BBA/Sep-31 (Written)	Sep-21/1.5275		70,000,000	945,000	(928,200)

Premier Income Trust 75

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	264,236,800	$(133,657)	$231,660
(1.11125)/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	264,236,800	(133,657)	(131,727)
Citibank, N.A.
1.355/3 month USD-LIBOR-BBA/Aug-31 (Purchased)	Aug-21/1.355		$81,300,400	(387,740)	645,525
1.504/3 month USD-LIBOR-BBA/Sep-31 (Purchased)	Sep-21/1.504		22,810,000	(314,208)	268,018
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		2,064,000	(265,740)	177,442
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		4,617,700	(336,399)	95,356
1.026/3 month USD-LIBOR-BBA/Sep-22 (Purchased)	Sep-21/1.026		69,674,100	(59,223)	59,223
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		23,865,100	(318,122)	52,026
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		2,359,100	(74,960)	48,149
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		4,450,300	(656,419)	12,550
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		4,450,300	(656,419)	6,364
0.82/3 month USD-LIBOR-BBA/Aug-26 (Purchased)	Aug-21/0.82		51,919,400	(213,519)	(26,479)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		2,359,100	(74,960)	(39,515)
(0.82)/3 month USD-LIBOR-BBA/Aug-26 (Purchased)	Aug-21/0.82		51,919,400	(213,519)	(58,669)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		4,617,700	(336,399)	(71,343)
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		23,865,100	(318,122)	(80,664)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		2,064,000	(265,740)	(184,480)
(1.504)/3 month USD-LIBOR-BBA/Sep-31 (Purchased)	Sep-21/1.504		22,810,000	(314,208)	(212,133)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		39,592,500	362,271	314,364
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		1,820,100	137,964	60,937
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		23,865,100	180,897	55,128
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		5,356,900	640,685	(13,767)
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		5,356,900	640,685	(21,428)

76 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		$23,865,100	$180,897	$(41,048)
(1.321)/3 month USD-LIBOR-BBA/Sep-31 (Written)	Sep-21/1.321		7,950,200	57,345	(50,563)
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		1,820,100	137,964	(61,683)
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		39,592,500	362,271	(153,619)
(1.005)/3 month USD-LIBOR-BBA/May-33 (Written)	May-23/1.005		37,523,300	362,725	(186,116)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	118,517
1.473/3 month USD-LIBOR-BBA/Aug-31 (Purchased)	Aug-21/1.473		8,413,300	(79,674)	95,743
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	33,508,700	(148,873)	48,892
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		$3,050,400	(279,722)	48,593
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	33,508,700	(148,873)	(64,395)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		$3,050,400	(456,035)	(72,905)
(1.473)/3 month USD-LIBOR-BBA/Aug-31 (Purchased)	Aug-21/1.473		8,413,300	(79,674)	(77,150)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	(124,365)
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	33,508,700	373,680	121,634
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	3,886,150	586,855	45,500
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	3,886,150	586,855	14,798
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	33,508,700	373,680	(86,654)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$8,145,400	(1,137,301)	1,190,043
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	2,828,800	(361,757)	680,529
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$2,064,000	(319,094)	195,048
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		3,439,600	(198,809)	122,691
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		3,549,600	(409,979)	108,937

Premier Income Trust 77

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	$(161,857)	$97,120
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	63,506
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	19,030
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	(29,739)
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	(69,486)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	(161,857)	(84,572)
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$3,549,600	(409,979)	(86,149)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		2,064,000	(221,467)	(157,855)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		3,439,600	(357,718)	(177,208)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	2,828,800	(361,757)	(290,366)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$8,145,400	(1,137,301)	(1,118,119)
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		6,302,700	404,948	186,623
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		5,725,500	368,436	180,296
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		4,997,800	372,586	158,380
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		4,997,800	372,586	(167,076)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		6,302,700	404,948	(188,073)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		5,725,500	368,436	(192,663)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	714,089
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(222,086)	158,722
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(316,205)	(216,782)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	(274,965)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		18,392,400	968,360	578,809
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		18,392,400	968,360	(593,707)

78 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		$1,584,500	$(110,519)	$34,542
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		3,867,400	(202,265)	23,514
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		9,668,500	(332,355)	(5,994)
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		3,867,400	(202,265)	(11,641)
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		1,584,500	(110,519)	(20,091)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		9,668,500	(332,355)	(30,166)
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		4,119,800	112,265	79,100
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		1,670,400	219,658	52,885
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		1,670,400	219,658	(57,228)
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		4,119,800	112,265	(82,808)
UBS AG
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		3,054,700	(170,910)	132,116
1.6125/3 month USD-LIBOR-BBA/Aug-34 (Purchased)	Aug-24/1.6125		8,725,000	(239,327)	107,056
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		25,456,200	(171,702)	98,515
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		10,182,500	(161,393)	93,475
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,644,000	(364,332)	65,061
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	6,192,000	(323,851)	60,598
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,715,200	(292,255)	48,743
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$7,636,900	(161,902)	41,468
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,548,000	(234,237)	27,526
1.175/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	4,426,000	(402,344)	18,887
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$9,047,900	(420,727)	3,981
(0.762)/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	1,894,900	(174,759)	2,397
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$9,047,900	(420,727)	(3,348)

Premier Income Trust 79

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$1,933,700	$(174,516)	$(7,831)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		1,933,700	(174,516)	(19,163)
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,548,000	(234,237)	(26,369)
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,715,200	(292,255)	(31,952)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	6,192,000	(323,851)	(33,568)
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,644,000	(364,332)	(41,482)
(1.175)/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	4,426,000	(402,344)	(55,615)
0.762/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	1,894,900	(174,759)	(67,007)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$10,182,500	(161,393)	(77,285)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		25,456,200	(171,702)	(92,406)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		7,636,900	(161,902)	(95,079)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		3,054,700	(170,910)	(112,413)
(1.6125)/3 month USD-LIBOR-BBA/Aug-34 (Purchased)	Aug-24/1.6125		8,725,000	(638,016)	(201,548)
1.30/3 month USD-LIBOR-BBA/Aug-26 (Written)	Aug-21/1.30		18,540,700	550,768	549,546
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		6,109,500	162,360	87,060
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,762,700	141,313	42,531
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,762,700	141,313	5,248
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$6,109,500	162,360	(104,228)
(1.30)/3 month USD-LIBOR-BBA/Aug-26 (Written)	Aug-21/1.30		18,540,700	148,217	(301,657)
Wells Fargo Bank, N.A.
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		5,720,000	(285,285)	112,055
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		8,427,300	(570,528)	41,210
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		8,427,300	(570,528)	21,911
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		13,535,900	(277,148)	19,356

80 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Wells Fargo Bank, N.A. cont.
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	$9,668,500	$(198,446)	$17,113
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	13,535,900	(277,148)	(406)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	9,668,500	(198,446)	(5,221)
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	5,720,000	(285,285)	(93,751)
Unrealized appreciation				15,107,998
Unrealized (depreciation)				(13,315,906)
Total				$1,792,092

TBA SALE COMMITMENTS OUTSTANDING at 7/31/21 (proceeds receivable $128,645,137)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 8/1/51	$1,000,000	8/19/21	$1,050,489
Uniform Mortgage-Backed Securities, 4.00%, 8/1/51	15,000,000	8/12/21	16,024,803
Uniform Mortgage-Backed Securities, 3.50%, 8/1/51	57,000,000	8/12/21	60,404,450
Uniform Mortgage-Backed Securities, 3.00%, 8/1/51	44,000,000	8/12/21	46,120,915
Uniform Mortgage-Backed Securities, 2.50%, 8/1/51	5,000,000	8/12/21	5,208,789
Total			$128,809,446

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$13,275,300	$1,897,970	$(400,245)	3/2/31	3 month USD-LIBOR-BBA — Quarterly	2.7725% — Semiannually	$1,647,152
12,234,100	631,524	(2,476)	12/2/23	3 month USD-LIBOR-BBA — Quarterly	2.536% — Semiannually	677,217
2,997,900	733,376 E	(102)	11/29/53	2.793% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(733,479)
1,995,000	97,695 E	(44)	11/20/39	3 month USD-LIBOR-BBA — Quarterly	2.55% — Semiannually	97,651
7,072,400	621,381	(100)	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(643,238)
4,598,100	162,037 E	(52)	6/5/29	3 month USD-LIBOR-BBA — Quarterly	2.2225% — Semiannually	161,985
384,600	56,852 E	(13)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(56,865)

Premier Income Trust 81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,815,900	$241,642 E	$(62)	7/5/52	2.25% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(241,704)
2,173,400	161,962	(31)	1/22/31	2.035% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(161,723)
3,015,900	151,549 E	(103)	8/8/52	1.9185% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(151,652)
3,082,800	70,226 E	(105)	9/12/52	1.626% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	70,121
84,856,600	209,596	(237,804)	10/15/21	3 month USD-LIBOR-BBA — Quarterly	1.316% — Semiannually	295,548
88,250,900	270,930	(235,436)	10/21/21	3 month USD-LIBOR-BBA — Quarterly	1.5025% — Semiannually	400,199
389,100	20,934 E	(13)	1/16/55	2.032% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(20,947)
183,000	7,443 E	(6)	1/24/55	3 month USD-LIBOR-BBA — Quarterly	1.977% — Semiannually	7,436
1,261,000	131,535 E	(43)	3/4/52	1.265% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	131,492
79,686,200	46,218	(300)	9/8/21	0.68% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(246,131)
172,339,500	158,552	(650)	10/15/21	0.571% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(438,688)
8,162,300	843,002 E	(278)	1/27/47	3 month USD-LIBOR-BBA — Quarterly	1.27% — Semiannually	(843,281)
689,400	68,823 E	(24)	3/7/50	1.275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	68,799
1,522,800	306,616 E	(52)	3/10/52	0.8725% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	306,564
1,681,900	403,202 E	(57)	3/11/52	0.717% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	403,145
2,479,700	80,218 E	(35)	3/17/32	3 month USD-LIBOR-BBA — Quarterly	1.03% — Semiannually	(80,253)
13,275,300	1,882,039	(1,770,291)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	2.764% — Semiannually	272,669

82 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,041,600	$35,383 E	$(13)	3/24/32	3 month USD-LIBOR-BBA — Quarterly	1.07% — Semiannually	$(35,396)
589,000	43,574 E	(9)	3/24/35	3 month USD-LIBOR-BBA — Quarterly	0.968% — Semiannually	(43,583)
3,511,700	199,675 E	(50)	4/25/32	0.7925% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	199,626
665,800	39,768 E	(13)	6/21/37	3 month USD-LIBOR-BBA — Quarterly	1.232% — Semiannually	(39,781)
532,600	34,896 E	(10)	6/20/40	3 month USD-LIBOR-BBA — Quarterly	1.204% — Semiannually	(34,906)
543,900	35,593 E	(11)	6/28/37	3 month USD-LIBOR-BBA — Quarterly	1.168% — Semiannually	(35,603)
148,900	10,092 E	(3)	7/3/40	3 month USD-LIBOR-BBA — Quarterly	1.177% — Semiannually	(10,095)
17,457,600	229,393	(141)	7/14/25	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	(228,221)
8,057,400	376,442	(107)	7/15/30	3 month USD-LIBOR-BBA — Quarterly	0.645% — Semiannually	(374,719)
14,054,900	196,628	(133)	8/31/25	0.3084% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	181,379
12,421,800	184,091	(101)	8/12/25	3 month USD-LIBOR-BBA — Quarterly	0.277% — Semiannually	(172,720)
5,627,800	729,926 E	442,749	9/2/52	3 month USD-LIBOR-BBA — Quarterly	1.188% — Semiannually	(287,177)
15,879,700	218,663	(150)	10/13/25	0.344% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	203,204
42,072,400	26,506	(159)	9/16/22	3 month USD-LIBOR-BBA — Quarterly	0.214% — Semiannually	53,767
16,786,200	184,816	(136)	10/13/25	0.41% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	165,173
18,731,000	238,258	(281,997)	10/16/25	0.37% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(52,505)
12,666,000	509,553	(53,396)	10/16/30	0.75% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	430,119

Premier Income Trust 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$16,642,000	$1,993,379	$(44,844)	10/16/50	1.16% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$1,893,164
7,413,500	187,858	—	12/7/30	3 month USD-LIBOR-BBA — Quarterly	0.932% — Semiannually	(178,975)
6,079,100	187,540	—	12/7/30	0.871% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	180,812
16,786,200	155,440	(136)	11/16/25	0.471% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	144,577
2,392,900	203,205	(82)	12/17/50	1.305% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	199,680
27,807,400	19,743	(175)	12/2/23	0.300% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	11,985
30,190,900	1,279,188	(577)	12/2/33	3 month USD-LIBOR-BBA — Quarterly	1.02% — Semiannually	(1,236,094)
17,163,100	202,868	(139)	12/16/25	3 month USD-LIBOR-BBA — Quarterly	0.428% — Semiannually	(196,412)
4,661,900	108,902	(66)	6/22/31	3 month USD-LIBOR-BBA — Quarterly	1.0025% — Semiannually	(104,604)
552,000	19,348	(19)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.509% — Semiannually	(18,884)
552,000	14,341	(19)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.546% — Semiannually	(13,864)
16,153,500	106,936	(131)	1/13/26	0.5615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	103,367
2,943,000	5,739	(100)	1/14/51	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	(3,750)
3,129,700	20,500	(44)	4/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	9,906
3,028,800	24,957	(43)	7/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	23,527
8,413,300	181,138	25,128	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	242,057
4,700,000	62,933	(62)	1/27/31	1.075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	62,393

84 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$34,403,200	$105,962 E	$(192)	1/31/25	0.735% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$105,770
1,798,000	11,525	(24)	2/4/31	1.153% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,093
1,958,000	8,184	(67)	2/4/51	3 month USD-LIBOR-BBA — Quarterly	1.635% — Semiannually	6,635
13,800,000	8,970	(183)	2/9/31	3 month USD-LIBOR-BBA — Quarterly	1.231% — Semiannually	84,797
16,826,600	102,137	(38,417)	3/9/26	0.5996% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	26,975
3,399,000	21,142	(28)	2/10/26	0.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	12,955
2,779,800	3,447	(37)	2/16/31	1.212% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(11,117)
9,431,000	131,657	(125)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	1.377% — Semiannually	187,284
8,661,000	111,294	(115)	2/22/31	1.3659% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(161,166)
8,141,000	149,306	(108)	2/24/31	1.4255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(197,682)
2,632,000	70,985	(35)	3/2/31	1.51882% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(86,989)
14,900,000	420,329	(198)	3/5/31	3 month USD-LIBOR-BBA — Quarterly	1.5324% — Semiannually	509,755
8,413,300	230,693	(112)	3/15/31	1.525% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(277,968)
2,730,700	155,104 E	(41)	3/20/34	2.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(155,145)
14,797,300	137,911	(140)	4/1/26	0.94375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(182,754)
16,826,600	234,226	(159)	4/15/26	1.045% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(285,157)
11,073,200	517,118	(147)	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.734% — Semiannually	572,848

Premier Income Trust 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,152,500	$487,337	$(142)	4/15/51	2.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(513,238)
8,413,300	367,325	(112)	4/21/31	1.702% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(406,867)
12,733,700	422,249	(169)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	464,988
8,413,300	263,757	(112)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.573% — Semiannually	288,080
636,000	18,450	(8)	5/10/31	1.5475% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(20,436)
8,413,300	320,042	(112)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	344,314
7,674,600	268,381	(102)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(288,528)
25,467,400	110,783	(240)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	139,602
4,517,700	156,358 E	(64)	9/1/31	1.63% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(156,422)
237,435,000	23,744 E	450,000	9/15/23	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	473,744
169,823,000	1,078,376 E	(665,355)	9/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,743,731)
80,503,000	2,885,228 E	1,228,309	9/15/31	1.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,656,919)
24,866,000	2,102,918 E	(1,296,492)	9/15/51	3 month USD-LIBOR-BBA — Quarterly	2.00% — Semiannually	806,421
2,604,900	88,749 E	(37)	9/7/31	1.6275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(88,786)
2,131,600	76,610 E	(30)	9/7/31	1.647% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(76,640)
8,413,300	249,454	(112)	6/16/31	3 month USD-LIBOR-BBA — Quarterly	1.558% — Semiannually	264,459
5,665,000	2,379	(21)	6/10/23	3 month USD-LIBOR-BBA — Quarterly	0.2215% — Semiannually	(1,670)

86 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$7,868,300	$163,661	$(104)	6/14/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	$177,357
6,556,000	134,201	(87)	6/11/31	1.461% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(146,433)
7,824,000	320,158 E	155,628	9/15/31	1.45% — Annually	Secured Overnight Financing Rate — Annually	(164,530)
7,990,000	149,093	(106)	6/15/31	1.4425% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(162,686)
8,413,300	162,208	(112)	6/23/31	3 month USD-LIBOR-BBA — Quarterly	1.45% — Semiannually	173,717
3,322,000	86,206	(44)	6/21/31	1.52% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(91,352)
13,194,100	278,923	(175)	6/29/31	3 month USD-LIBOR-BBA — Quarterly	1.47% — Semiannually	294,223
13,260,000	253,133	(176)	6/23/31	1.448% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(271,596)
14,313,700	109,357	(135)	6/28/26	0.933% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(119,760)
1,891,900	38,557	(25)	7/6/31	3 month USD-LIBOR-BBA — Quarterly	1.463% — Semiannually	40,266
23,265,200	210,085	(220)	7/6/26	0.963% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(223,546)
5,788,400	114,668	(77)	7/9/31	3 month USD-LIBOR-BBA — Quarterly	1.457% — Semiannually	119,287
7,090,800	142,029	(94)	7/15/31	3 month USD-LIBOR-BBA — Quarterly	1.46% — Semiannually	146,114
14,688,000	122,204	(195)	7/8/31	1.337% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(133,625)
7,956,000	38,427	(106)	7/9/31	1.3005% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(44,226)
12,900,000	63,984	(104)	7/20/26	0.8835% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(66,994)

Premier Income Trust 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$11,286,000	$4,627	$(91)	7/21/26	0.7915% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(6,737)
	11,286,000	3,724	(91)	7/21/26	0.79% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(5,829)
	16,026,000	22,917	(130)	7/22/26	3 month USD-LIBOR-BBA — Quarterly	0.814% — Semiannually	23,950
	7,742,000	33,058	(103)	7/27/31	3 month USD-LIBOR-BBA — Quarterly	1.2975% — Semiannually	33,933
	51,140,600	41,935	(483)	8/4/26	3 month USD-LIBOR-BBA — Quarterly	0.806% — Semiannually	41,453
	7,246,000	38,766	(247)	7/29/51	3 month USD-LIBOR-BBA — Quarterly	1.6295% — Semiannually	(38,763)
	11,647,000	11,880	(397)	8/3/51	1.65537% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(12,277)
AUD	177,000	2,941 E	(2)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	2,939
AUD	596,700	19,228 E	(6)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	19,222
AUD	221,500	8,235 E	(2)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	8,233
AUD	345,400	15,644 E	(4)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	15,640
AUD	1,289,300	80,196 E	(15)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	80,180
AUD	82,700	5,644 E	(2)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	5,642
AUD	4,100,000	164,370	(45)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	182,211
AUD	12,243,000	183,554 E	63,362	9/15/31	6 month AUD-BBR-BBSW — Semiannually	1.55% — Semiannually	246,916
CAD	1,955,200	14,590 E	(15)	8/16/26	3 month CAD-BA-CDOR — Semiannually	1.474% — Semiannually	14,575
CAD	8,887,400	223,538	(47,849)	6/15/31	3 month CAD-BA-CDOR — Semiannually	1.99% — Semiannually	185,741

88 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
CAD	3,554,900	$71,862	$(39)	6/15/31	1.924% — Semiannually	3 month CAD-BA-CDOR — Semiannually	$(77,378)
CAD	2,666,300	47,915	(29)	6/15/31	1.894% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(51,970)
CAD	1,777,500	27,953	(19)	6/15/31	1.864% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(30,601)
CAD	13,564,000	155,471 E	48,258	9/15/31	3 month CAD-BA-CDOR — Semiannually	1.84% — Semiannually	203,729
CAD	888,800	10,985	(10)	6/15/31	1.819% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(12,268)
CHF	3,273,000	23,450 E	(3,715)	9/15/31	0.05% plus 6 month CHF-LIBOR-BBA — Semiannually	—	19,735
EUR	1,144,400	460,791 E	(44)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(460,835)
EUR	1,556,300	568,451	(60)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	584,161
EUR	1,719,000	578,755	(66)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(593,202)
EUR	1,739,200	553,165	(66)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(567,249)
EUR	2,008,000	572,773	(77)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(586,565)
EUR	1,798,800	635,987 E	(68)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	635,919
EUR	2,077,000	546,603	(79)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(564,332)
EUR	1,655,300	432,581 E	(63)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(432,644)

Premier Income Trust 89

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,510,500	$322,440	$(58)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$(334,132)
EUR	904,900	161,606	(35)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(167,970)
EUR	3,288,600	204,652 E	(125)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(204,777)
EUR	2,023,200	73,801 E	(76)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(73,877)
EUR	2,735,100	34,035	(102)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	22,760
EUR	11,076,900	1,213,214	(418)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	1,279,675
EUR	1,285,600	78,326 E	(48)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	78,278
EUR	585,600	110,216 E	(23)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	110,193
EUR	3,783,300	156,270 E	(80)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	(156,350)
EUR	1,853,200	68,303 E	(40)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	68,263
EUR	2,522,800	90,708 E	(58)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	90,649
EUR	863,600	31,194 E	(20)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	31,174

90 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	2,373,100	$211,976	$(97)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	$217,659
EUR	2,436,000	72,849	(42)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(75,538)
EUR	2,079,900	35,455	(36)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(36,159)
EUR	2,940,000	38,503 E	(25,049)	9/15/31	6 month EUR-EURIBOR-REUTERS — Semiannually	0.05% — Annually	13,453
GBP	1,571,100	42,148	(31)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	45,251
GBP	2,521,000	139,467 E	59,423	9/15/31	0.975% — Annually	Sterling Overnight Index Average — Annually	(80,045)
JPY	110,098,700	78,862 E	(32)	8/29/43	0.7495% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	(78,894)
JPY	267,307,900	7,456	(21,079)	2/25/31	0.003% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	(14,141)
JPY	140,532,700	39,903 E	(42)	8/29/43	0.194% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	39,861
NOK	44,862,000	91,555 E	13,231	9/15/31	6 month NOK-NIBOR-NIBR — Semiannually	1.70% — Annually	104,785
NZD	6,365,000	2,794 E	7,118	9/15/31	3 month NZD-BBR-FRA — Quarterly	1.83% — Semiannually	4,324
SEK	36,931,000	84,944 E	239	9/15/31	0.77% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	(84,705)
Total			$(2,644,047)	$(871,549)
E Extended effective date.

Premier Income Trust 91

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$69,706	$62,320	$—	1/12/43	3.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	$(6,610)
44,088	41,205	—	1/12/42	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(2,336)
226,845	208,446	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	15,586
169,988	163,844	—	1/12/41	(5.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 5.00% 30 year Fannie Mae pools — Monthly	3,683
69,193	66,539	—	1/12/41	5.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools — Monthly	(1,778)
52,823	50,797	—	1/12/41	5.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools — Monthly	(1,358)
41,653	40,056	—	1/12/41	5.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools — Monthly	(1,071)
59,156	56,206	—	1/12/39	6.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.00% 30 year Fannie Mae pools — Monthly	(2,206)
125,990	118,235	—	1/12/38	6.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.50% 30 year Fannie Mae pools — Monthly	(6,199)
18,079	16,966	—	1/12/38	6.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.50% 30 year Fannie Mae pools — Monthly	(890)
8,511	7,987	—	1/12/38	6.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.50% 30 year Fannie Mae pools — Monthly	(419)

92 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
$117,930	$113,408	$—	1/12/41	5.00% (1 month USD-LIBOR) — Monthly	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools — Monthly	$(3,031)
82,047	73,353	—	1/12/43	3.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	(7,781)
22,610	20,214	—	1/12/43	3.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	(2,144)
12,934	11,564	—	1/12/43	3.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	(1,227)
256,311	245,213	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(7,542)
91,911	87,932	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(2,705)
58,296	53,568	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(4,006)
4,672	4,293	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(321)
62,969	57,861	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	4,327
104,072	100,310	—	1/12/41	(5.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 5.00% 30 year Fannie Mae pools — Monthly	2,255
114,226	110,097	—	1/12/41	(5.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 5.00% 30 year Fannie Mae pools — Monthly	2,475
110,431	106,197	—	1/12/41	5.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools — Monthly	(2,838)

Premier Income Trust 93

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$159,542	$145,257	$—	1/12/44	(3.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.00% 30 year Fannie Mae pools — Monthly	$12,550
140,464	125,581	—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	13,320
319,494	305,660	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(9,401)
248,987	232,709	—	1/12/42	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(13,194)
215,477	201,389	—	1/12/42	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(11,419)
109,389	102,238	—	1/12/42	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(5,797)
109,389	102,238	—	1/12/42	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(5,797)
91,205	87,256	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(2,684)
358,137	329,090	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	24,607
162,931	157,042	—	1/12/41	(5.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 5.00% 30 year Fannie Mae pools — Monthly	3,530
86,332	82,027	—	1/12/39	6.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.00% 30 year Fannie Mae pools — Monthly	(3,220)
83,394	79,235	—	1/12/39	6.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.00% 30 year Fannie Mae pools — Monthly	(3,110)

94 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$41,699	$39,619	$—	1/12/39	6.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.00% 30 year Fannie Mae pools — Monthly	$(1,555)
41,446	39,379	—	1/12/39	6.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.00% 30 year Fannie Mae pools — Monthly	(1,546)
6,234	5,923	—	1/12/39	6.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.00% 30 year Fannie Mae pools — Monthly	(232)
39,636	37,197	—	1/12/38	6.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.50% 30 year Fannie Mae pools — Monthly	(1,950)
2,851	2,676	—	1/12/38	6.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 6.50% 30 year Fannie Mae pools — Monthly	(140)
JPMorgan Chase Bank N.A.
313,660	288,220	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(25,297)
181,989	167,228	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(12,504)
60,496	55,589	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(4,157)
28,837	26,498	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	(1,981)
162,931	157,042	—	1/12/41	(5.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 5.00% 30 year Fannie Mae pools — Monthly	3,530
JPMorgan Securities LLC
255,402	245,608	—	1/12/41	(5.00%) 1 month USD-LIBOR — Monthly	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools — Monthly	6,565
46,832	41,870	—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie Mae pools — Monthly	4,441

Premier Income Trust 95

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
$185,829	$169,872	$—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	$(13,721)
727,330	679,779	—	1/12/42	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie Mae pools — Monthly	38,543
Morgan Stanley & Co. International PLC
2,391,316	2,390,561	—	9/29/25	(0.0165%) — Annually	Ephesus Funding DAC, Series 2020−01 or any Successor — Annually	(755)
2,285,366	2,278,117	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	678
Upfront premium received		—		Unrealized appreciation		136,090
Upfront premium (paid)		—		Unrealized (depreciation)		(172,922)
Total		$—		Total	$(36,832)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/21
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
EUR	15,471,000	$1,848,461	$(286)	5/15/30	(.655%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	$1,848,176
EUR	15,471,000	1,833,412	(286)	5/15/30	(.6625%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	1,833,127
EUR	7,727,000	1,771,634	(276)	5/15/40	(.961%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	1,771,358
EUR	4,375,000	131,459	—	7/15/37	1.71% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	131,459
EUR	4,375,000	3,892	—	7/15/27	(1.40%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	3,892
EUR	4,801,000	47,555	(56)	9/15/23	(1.4375%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(47,611)

96 Premier Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
EUR	4,801,000	$48,694	$(56)	9/15/23	(1.44125%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	$(48,750)
EUR	4,801,000	49,093	(57)	9/15/23	(1.4425%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(49,149)
EUR	4,801,000	49,491	(57)	9/15/23	(1.44375%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(49,548)
EUR	7,727,000	2,745,355	(365)	5/15/50	1.13% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(2,745,719)
EUR	15,471,000	3,658,749	(547)	5/15/40	0.935% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(3,659,298)
EUR	15,471,000	3,680,222	(549)	5/15/40	0.93% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(3,680,771)
GBP	8,846,000	359,656	(189)	12/15/28	3.665% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	359,467
GBP	9,486,000	44,567	(124)	11/15/24	3.385% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	44,443
GBP	6,900,000	7,001	(160)	3/15/28	3.4025% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	6,842
GBP	2,477,000	4,235	(58)	3/15/28	3.3875% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(4,293)
GBP	5,308,000	29,070	(124)	2/15/28	3.34% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(29,194)
GBP	9,908,000	102,327	(234)	3/15/28	3.34% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(102,560)
	$25,056,000	112,752	(421)	5/12/31	2.67% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(113,173)

Premier Income Trust 97

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$24,730,000	$146,896	$(415)	4/1/31	2.686% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(147,312)
74,292,000	1,135,925	(930)	4/15/26	2.79% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(1,136,855)
Total		$(5,190)	$(5,815,469)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	BB−/P	$9,980	$146,000	$38,602	5/11/63	300 bp — Monthly	$(28,538)
CMBX NA BBB−.6 Index	BB−/P	19,586	325,000	85,930	5/11/63	300 bp — Monthly	(66,155)
CMBX NA BBB−.6 Index	BB−/P	40,127	650,000	171,860	5/11/63	300 bp — Monthly	(131,353)
CMBX NA BBB−.6 Index	BB−/P	38,247	671,000	177,412	5/11/63	300 bp — Monthly	(138,774)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	14,591	115,000	10,155	5/11/63	200 bp — Monthly	4,481
CMBX NA A.6 Index	BBB+/P	34,485	228,000	20,132	5/11/63	200 bp — Monthly	14,441
CMBX NA A.6 Index	BBB+/P	38,358	229,000	20,221	5/11/63	200 bp — Monthly	18,226
CMBX NA A.6 Index	BBB+/P	33,439	241,000	21,280	5/11/63	200 bp — Monthly	12,261
CMBX NA A.6 Index	BBB+/P	43,534	282,000	24,901	5/11/63	200 bp — Monthly	18,743
CMBX NA A.6 Index	BBB+/P	46,648	397,000	35,055	5/11/63	200 bp — Monthly	11,747
CMBX NA A.6 Index	BBB+/P	72,342	409,000	36,115	5/11/63	200 bp — Monthly	36,386
CMBX NA A.6 Index	BBB+/P	97,589	587,000	51,832	5/11/63	200 bp — Monthly	45,985
CMBX NA BB.11 Index	BB−/P	167,805	297,000	24,532	11/18/54	500 bp — Monthly	143,562
CMBX NA BB.12 Index	BB−/P	11,025	21,000	1,890	8/17/61	500 bp — Monthly	9,155
CMBX NA BB.13 Index	BB−/P	33,292	333,000	29,504	12/16/72	500 bp — Monthly	4,111

98 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.13 Index	BB−/P	$35,081	$385,000	$34,111	12/16/72	500 bp — Monthly	$1,344
CMBX NA BB.13 Index	BB−/P	57,662	611,000	54,135	12/16/72	500 bp — Monthly	4,122
CMBX NA BB.13 Index	BB−/P	102,570	1,125,000	99,675	12/16/72	500 bp — Monthly	3,989
CMBX NA BB.6 Index	B-/P	385,740	2,603,384	1,172,044	5/11/63	500 bp — Monthly	(783,767)
CMBX NA BB.7 Index	B/P	136,056	2,666,000	921,636	1/17/47	500 bp — Monthly	(782,989)
CMBX NA BBB− .12 Index	BBB−/P	89,722	566,000	23,206	8/17/61	300 bp — Monthly	66,846
CMBX NA BBB− .13 Index	BBB−/P	15,347	175,000	7,543	12/16/72	300 bp — Monthly	7,906
CMBX NA BBB− .14 Index	BBB−/P	1,901	61,000	1,385	12/16/72	300 bp — Monthly	552
CMBX NA BBB− .14 Index	BBB−/P	25,584	783,000	17,774	12/16/72	300 bp — Monthly	8,267
CMBX NA BBB− .14 Index	BBB−/P	26,180	853,000	19,363	12/16/72	300 bp — Monthly	7,315
CMBX NA BBB− .6 Index	BB−/P	79,625	325,000	85,930	5/11/63	300 bp — Monthly	(6,115)
CMBX NA BBB−.10 Index	BB+/P	42,328	388,000	35,308	11/17/59	300 bp — Monthly	7,246
CMBX NA BBB−.11 Index	BBB−/P	7,704	123,000	5,018	11/18/54	300 bp — Monthly	2,758
CMBX NA BBB−.12 Index	BBB−/P	5,297	127,000	5,207	8/17/61	300 bp — Monthly	164
CMBX NA BBB−.12 Index	BBB−/P	16,913	287,000	11,767	8/17/61	300 bp — Monthly	5,314
CMBX NA BBB−.13 Index	BBB−/P	23,679	466,000	20,085	12/16/72	300 bp — Monthly	3,866
CMBX NA BBB−.14 Index	BBB−/P	7,486	177,000	4,018	12/16/72	300 bp — Monthly	3,572
CMBX NA BBB−.14 Index	BBB−/P	15,101	302,000	6,855	12/16/72	300 bp — Monthly	8,422
CMBX NA BBB−.14 Index	BBB−/P	22,567	495,000	11,237	12/16/72	300 bp — Monthly	11,619
CMBX NA BBB−.6 Index	BB−/P	480	6,000	1,586	5/11/63	300 bp — Monthly	(1,103)
CMBX NA BBB−.6 Index	BB−/P	22,091	335,000	88,574	5/11/63	300 bp — Monthly	(66,288)
CMBX NA BBB−.6 Index	BB−/P	24,805	377,000	99,679	5/11/63	300 bp — Monthly	(74,654)
CMBX NA BBB−.6 Index	BB−/P	43,570	640,000	169,216	5/11/63	300 bp — Monthly	(125,273)
CMBX NA BBB−.6 Index	BB−/P	442,378	6,947,000	1,836,787	5/11/63	300 bp — Monthly	(1,390,357)

Premier Income Trust 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
CMBX NA BB.7 Index	B/P	$63,938	$478,000	$165,245	1/17/47	500 bp — Monthly	$(100,842)
CMBX NA BBB−.6 Index	BB−/P	108,504	982,000	259,641	5/11/63	300 bp — Monthly	(150,564)
CMBX NA BBB−.6 Index	BB−/P	251,482	2,276,000	601,774	5/11/63	300 bp — Monthly	(348,965)
CMBX NA BBB−.6 Index	BB−/P	2,275,770	24,220,000	6,403,768	5/11/63	300 bp — Monthly	(4,113,869)
CMBX NA BBB−.7 Index	BB/P	27,745	351,000	62,689	1/17/47	300 bp — Monthly	(34,739)
CMBX NA BBB−.7 Index	BB/P	138,664	1,876,000	335,054	1/17/47	300 bp — Monthly	(195,295)
CMBX NA BBB−.7 Index	BB/P	143,170	2,180,000	389,348	1/17/47	300 bp — Monthly	(244,906)
Goldman Sachs International
CMBX NA BB.13 Index	BB−/P	25,676	267,000	23,656	12/16/72	500 bp — Monthly	2,279
CMBX NA BB.6 Index	B-/P	188,650	425,991	191,781	5/11/63	500 bp — Monthly	(2,716)
CMBX NA BB.9 Index	B+/P	10,109	25,000	5,205	9/17/58	500 bp — Monthly	4,929
CMBX NA BBB− .13 Index	BBB−/P	1,681	16,000	690	12/16/72	300 bp — Monthly	1,001
CMBX NA BBB− .13 Index	BBB−/P	4,737	80,000	3,448	12/16/72	300 bp — Monthly	1,335
CMBX NA BBB− .13 Index	BBB−/P	4,765	80,000	3,448	12/16/72	300 bp — Monthly	1,364
CMBX NA BBB− .13 Index	BBB−/P	13,772	87,000	3,750	12/16/72	300 bp — Monthly	10,073
CMBX NA BBB− .13 Index	BBB−/P	8,843	121,000	5,215	12/16/72	300 bp — Monthly	3,698
CMBX NA BBB− .13 Index	BBB−/P	33,222	212,000	9,137	12/16/72	300 bp — Monthly	24,209
CMBX NA BBB− .13 Index	BBB−/P	13,367	226,000	9,741	12/16/72	300 bp — Monthly	3,758
CMBX NA BBB−.13 Index	BBB−/P	15,965	347,000	14,956	12/16/72	300 bp — Monthly	1,211
CMBX NA BBB−.13 Index	BBB−/P	25,389	395,000	17,025	12/16/72	300 bp — Monthly	8,595
CMBX NA BBB−.13 Index	BBB−/P	28,220	449,000	19,352	12/16/72	300 bp — Monthly	9,130
CMBX NA BBB−.14 Index	BBB−/P	3,341	116,000	2,633	12/16/72	300 bp — Monthly	776
CMBX NA BBB−.14 Index	BBB−/P	7,999	180,000	4,086	12/16/72	300 bp — Monthly	4,018
CMBX NA BBB−.14 Index	BBB−/P	8,319	185,000	4,200	12/16/72	300 bp — Monthly	4,227

100 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.14 Index	BBB−/P	$16,536	$360,000	$8,172	12/16/72	300 bp — Monthly	$8,574
CMBX NA BBB−.14 Index	BBB−/P	11,378	395,000	8,967	12/16/72	300 bp — Monthly	2,642
CMBX NA BBB−.6 Index	BB−/P	74	1,000	264	5/11/63	300 bp — Monthly	(190)
CMBX NA BBB−.6 Index	BB−/P	73	1,000	264	5/11/63	300 bp — Monthly	(191)
CMBX NA BBB−.6 Index	BB−/P	228	3,000	793	5/11/63	300 bp — Monthly	(564)
CMBX NA BBB−.6 Index	BB−/P	401	5,000	1,322	5/11/63	300 bp — Monthly	(918)
CMBX NA BBB−.6 Index	BB−/P	657	13,000	3,437	5/11/63	300 bp — Monthly	(2,773)
CMBX NA BBB−.6 Index	BB−/P	1,187	15,000	3,966	5/11/63	300 bp — Monthly	(2,770)
CMBX NA BBB−.6 Index	BB−/P	2,942	35,000	9,254	5/11/63	300 bp — Monthly	(6,292)
CMBX NA BBB−.6 Index	BB−/P	14,630	88,000	23,267	5/11/63	300 bp — Monthly	(8,586)
CMBX NA BBB−.6 Index	BB−/P	11,844	89,000	23,532	5/11/63	300 bp — Monthly	(11,636)
CMBX NA BBB−.6 Index	BB−/P	11,917	89,000	23,532	5/11/63	300 bp — Monthly	(11,563)
CMBX NA BBB−.6 Index	BB−/P	10,089	114,000	30,142	5/11/63	300 bp — Monthly	(19,987)
CMBX NA BBB−.6 Index	BB−/P	20,235	183,000	48,385	5/11/63	300 bp — Monthly	(28,043)
CMBX NA BBB−.6 Index	BB−/P	25,594	188,000	49,707	5/11/63	300 bp — Monthly	(24,004)
CMBX NA BBB−.6 Index	BB−/P	9,360	192,000	50,765	5/11/63	300 bp — Monthly	(41,293)
CMBX NA BBB−.6 Index	BB−/P	21,361	203,000	53,673	5/11/63	300 bp — Monthly	(32,193)
CMBX NA BBB−.6 Index	BB−/P	17,848	206,000	54,466	5/11/63	300 bp — Monthly	(36,498)
CMBX NA BBB−.6 Index	BB−/P	26,299	216,000	57,110	5/11/63	300 bp — Monthly	(30,686)
CMBX NA BBB−.6 Index	BB−/P	24,541	223,000	58,961	5/11/63	300 bp — Monthly	(34,290)
CMBX NA BBB−.6 Index	BB−/P	25,154	225,000	59,490	5/11/63	300 bp — Monthly	(34,205)
CMBX NA BBB−.6 Index	BB−/P	27,421	245,000	64,778	5/11/63	300 bp — Monthly	(37,214)
CMBX NA BBB−.6 Index	BB−/P	13,938	269,000	71,124	5/11/63	300 bp — Monthly	(57,029)

Premier Income Trust 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	BB−/P	$24,979	$296,000	$78,262	5/11/63	300 bp — Monthly	$(53,111)
CMBX NA BBB−.6 Index	BB−/P	26,076	309,000	81,700	5/11/63	300 bp — Monthly	(55,444)
CMBX NA BBB−.6 Index	BB−/P	18,186	355,000	93,862	5/11/63	300 bp — Monthly	(75,469)
CMBX NA BBB−.6 Index	BB−/P	58,232	389,000	102,852	5/11/63	300 bp — Monthly	(44,393)
CMBX NA BBB−.6 Index	BB−/P	57,641	392,000	103,645	5/11/63	300 bp — Monthly	(45,775)
CMBX NA BBB−.6 Index	BB−/P	44,904	403,000	106,553	5/11/63	300 bp — Monthly	(61,414)
CMBX NA BBB−.6 Index	BB−/P	34,559	417,000	110,255	5/11/63	300 bp — Monthly	(75,452)
CMBX NA BBB−.6 Index	BB−/P	45,403	418,000	110,519	5/11/63	300 bp — Monthly	(64,872)
CMBX NA BBB−.6 Index	BB−/P	45,228	418,000	110,519	5/11/63	300 bp — Monthly	(65,047)
CMBX NA BBB−.6 Index	BB−/P	23,107	443,000	117,129	5/11/63	300 bp — Monthly	(93,764)
CMBX NA BBB−.6 Index	BB−/P	51,553	462,000	122,153	5/11/63	300 bp — Monthly	(70,330)
CMBX NA BBB−.6 Index	BB−/P	51,553	462,000	122,153	5/11/63	300 bp — Monthly	(70,330)
CMBX NA BBB−.6 Index	BB−/P	130,156	490,000	129,556	5/11/63	300 bp — Monthly	804
CMBX NA BBB−.6 Index	BB−/P	73,722	531,000	140,396	5/11/63	300 bp — Monthly	(66,365)
CMBX NA BBB−.6 Index	BB−/P	48,875	566,000	149,650	5/11/63	300 bp — Monthly	(100,446)
CMBX NA BBB−.6 Index	BB−/P	86,808	576,000	152,294	5/11/63	300 bp — Monthly	(65,150)
CMBX NA BBB−.6 Index	BB−/P	59,933	597,000	157,847	5/11/63	300 bp — Monthly	(97,565)
CMBX NA BBB−.6 Index	BB−/P	31,646	638,000	168,687	5/11/63	300 bp — Monthly	(136,669)
CMBX NA BBB−.6 Index	BB−/P	76,544	707,000	186,931	5/11/63	300 bp — Monthly	(109,975)
CMBX NA BBB−.6 Index	BB−/P	69,759	928,000	245,363	5/11/63	300 bp — Monthly	(175,063)
CMBX NA BBB−.6 Index	BB−/P	134,739	961,000	254,088	5/11/63	300 bp — Monthly	(118,789)
CMBX NA BBB−.6 Index	BB−/P	118,398	1,074,000	283,966	5/11/63	300 bp — Monthly	(164,941)
CMBX NA BBB−.6 Index	BB−/P	124,607	1,193,000	315,429	5/11/63	300 bp — Monthly	(190,126)

102 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	BB−/P	$184,707	$1,551,000	$410,084	5/11/63	300 bp — Monthly	$(224,473)
CMBX NA BBB−.6 Index	BB−/P	93,617	1,935,000	511,614	5/11/63	300 bp — Monthly	(416,869)
CMBX NA BBB−.6 Index	BB−/P	320,704	2,144,000	566,874	5/11/63	300 bp — Monthly	(244,919)
CMBX NA BBB−.7 Index	BB/P	54,254	734,000	131,092	1/17/47	300 bp — Monthly	(76,411)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	17,251	215,000	50,074	5/11/63	500 bp — Monthly	(32,613)
CMBX NA BB.6 Index	B-/P	10,811	20,331	9,153	5/11/63	500 bp — Monthly	1,677
CMBX NA BBB− .13 Index	BBB−/P	5,499	93,000	4,008	12/16/72	300 bp — Monthly	1,545
CMBX NA BBB− .13 Index	BBB−/P	21,140	105,000	4,526	12/16/72	300 bp — Monthly	16,676
CMBX NA BBB− .13 Index	BBB−/P	28,481	181,000	7,801	12/16/72	300 bp — Monthly	20,785
CMBX NA BBB−.12 Index	BBB−/P	469	11,000	451	8/17/61	300 bp — Monthly	24
CMBX NA BBB−.12 Index	BBB−/P	6,330	100,000	4,100	8/17/61	300 bp — Monthly	2,288
CMBX NA BBB−.6 Index	BB−/P	12,568,775	39,314,000	10,394,622	5/11/63	300 bp — Monthly	2,197,090
Merrill Lynch International
CMBX NA BB.6 Index	B-/P	28,625	247,849	111,582	5/11/63	500 bp — Monthly	(82,715)
CMBX NA BBB− .6 Index	BB−/P	1,142,998	4,242,000	1,121,585	5/11/63	300 bp — Monthly	23,888
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	13,707	143,000	12,670	12/16/72	500 bp — Monthly	1,176
CMBX NA BB.13 Index	BB−/P	17,694	184,000	16,302	12/16/72	500 bp — Monthly	1,571
CMBX NA BB.13 Index	BB−/P	17,765	191,000	16,923	12/16/72	500 bp — Monthly	1,028
CMBX NA BB.13 Index	BB−/P	35,862	391,000	34,643	12/16/72	500 bp — Monthly	1,599
CMBX NA BB.13 Index	BB−/P	41,524	440,000	38,984	12/16/72	500 bp — Monthly	2,968
CMBX NA BB.13 Index	BB−/P	59,847	622,000	55,109	12/16/72	500 bp — Monthly	5,343
CMBX NA BB.13 Index	BB−/P	60,777	667,000	59,096	12/16/72	500 bp — Monthly	2,329
CMBX NA BB.13 Index	BB−/P	69,778	760,000	67,336	12/16/72	500 bp — Monthly	3,181

Premier Income Trust 103

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.13 Index	BB−/P	$72,325	$783,000	$69,374	12/16/72	500 bp — Monthly	$3,712
CMBX NA BB.6 Index	B-/P	101,667	400,819	180,449	5/11/63	500 bp — Monthly	(78,391)
CMBX NA BB.6 Index	B-/P	173,227	680,617	306,414	5/11/63	500 bp — Monthly	(132,524)
CMBX NA BB.6 Index	B-/P	328,860	758,070	341,283	5/11/63	500 bp — Monthly	(11,684)
CMBX NA BB.6 Index	B-/P	345,017	787,115	354,359	5/11/63	500 bp — Monthly	(8,575)
CMBX NA BBB− .13 Index	BBB−/P	3,016	51,000	2,198	12/16/72	300 bp — Monthly	847
CMBX NA BBB− .13 Index	BBB−/P	13,609	67,000	2,888	12/16/72	300 bp — Monthly	10,760
CMBX NA BBB− .13 Index	BBB−/P	7,660	82,000	3,534	12/16/72	300 bp — Monthly	4,174
CMBX NA BBB− .13 Index	BBB−/P	8,359	91,000	3,922	12/16/72	300 bp — Monthly	4,490
CMBX NA BBB− .13 Index	BBB−/P	9,817	144,000	6,206	12/16/72	300 bp — Monthly	3,695
CMBX NA BBB− .14 Index	BBB−/P	874	31,000	704	12/16/72	300 bp — Monthly	188
CMBX NA BBB−.12 Index	BBB−/P	6,954	118,000	4,838	8/17/61	300 bp — Monthly	2,185
CMBX NA BBB−.12 Index	BBB−/P	21,210	494,000	20,254	8/17/61	300 bp — Monthly	1,244
CMBX NA BBB−.14 Index	BBB−/P	1,810	42,000	953	12/16/72	300 bp — Monthly	881
CMBX NA BBB−.6 Index	BB−/P	147	2,000	529	5/11/63	300 bp — Monthly	(381)
CMBX NA BBB−.6 Index	BB−/P	1,202	15,000	3,966	5/11/63	300 bp — Monthly	(2,755)
CMBX NA BBB−.6 Index	BB−/P	20,598	312,000	82,493	5/11/63	300 bp — Monthly	(61,713)
CMBX NA BBB−.6 Index	BB−/P	20,812	317,000	83,815	5/11/63	300 bp — Monthly	(62,818)
CMBX NA BBB−.6 Index	BB−/P	101,566	386,000	102,058	5/11/63	300 bp — Monthly	(267)
CMBX NA BBB−.6 Index	BB−/P	124,403	470,000	124,268	5/11/63	300 bp — Monthly	253
CMBX NA BBB−.6 Index	BB−/P	382,260	1,108,000	292,955	5/11/63	300 bp — Monthly	89,951
CMBX NA BBB−.6 Index	BB−/P	1,043,003	15,743,500	4,162,581	5/11/63	300 bp — Monthly	(3,110,395)
Upfront premium received		25,053,569		Unrealized appreciation		2,960,571
Upfront premium (paid)		—		Unrealized (depreciation)		(15,756,180)
Total		$25,053,569		Total		$(12,795,609)

104 Premier Income Trust

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(240,378)	$997,000	$232,201	11/17/59	(500 bp) — Monthly	$(9,146)
CMBX NA BB.10 Index	(136,680)	536,000	124,834	11/17/59	(500 bp) — Monthly	(12,367)
CMBX NA BB.10 Index	(30,474)	292,000	68,007	11/17/59	(500 bp) — Monthly	37,249
CMBX NA BB.10 Index	(26,425)	241,000	56,129	11/17/59	(500 bp) — Monthly	29,469
CMBX NA BB.11 Index	(88,490)	683,000	56,416	11/18/54	(500 bp) — Monthly	(32,738)
CMBX NA BB.11 Index	(9,895)	194,000	16,024	11/18/54	(500 bp) — Monthly	5,940
CMBX NA BB.11 Index	(3,683)	71,000	5,865	11/18/54	(500 bp) — Monthly	2,112
CMBX NA BB.11 Index	(2,451)	26,000	2,148	11/18/54	(500 bp) — Monthly	(328)
CMBX NA BB.8 Index	(17,507)	136,106	48,182	10/17/57	(500 bp) — Monthly	30,542
CMBX NA BB.9 Index	(47,791)	463,000	96,397	9/17/58	(500 bp) — Monthly	48,156
CMBX NA BB.9 Index	(7,301)	186,000	38,725	9/17/58	(500 bp) — Monthly	31,244
CMBX NA BB.9 Index	(10,388)	161,000	33,520	9/17/58	(500 bp) — Monthly	22,976
CMBX NA BB.9 Index	(5,365)	148,000	30,814	9/17/58	(500 bp) — Monthly	25,304
CMBX NA BB.9 Index	(1,935)	48,000	9,994	9/17/58	(500 bp) — Monthly	8,012
CMBX NA BBB− .10 Index	(191,366)	1,113,000	101,283	11/17/59	(300 bp) — Monthly	(90,732)
CMBX NA BBB− .10 Index	(112,583)	485,000	44,135	11/17/59	(300 bp) — Monthly	(68,731)
CMBX NA BBB− .10 Index	(44,315)	349,000	31,759	11/17/59	(300 bp) — Monthly	(12,760)
CMBX NA BBB− .10 Index	(82,547)	346,000	31,486	11/17/59	(300 bp) — Monthly	(51,263)
CMBX NA BBB− .10 Index	(53,699)	246,000	22,386	11/17/59	(300 bp) — Monthly	(31,457)

Premier Income Trust 105

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB− .10 Index	$(46,791)	$215,000	$19,565	11/17/59	(300 bp) — Monthly	$(27,352)
CMBX NA BBB− .12 Index	(32,563)	473,000	19,393	8/17/61	(300 bp) — Monthly	(13,446)
CMBX NA BBB−.10 Index	(47,101)	385,000	35,035	11/17/59	(300 bp) — Monthly	(12,290)
CMBX NA BBB−.10 Index	(12,748)	100,000	9,100	11/17/59	(300 bp) — Monthly	(3,706)
CMBX NA BBB−.10 Index	(9,561)	75,000	6,825	11/17/59	(300 bp) — Monthly	(2,780)
CMBX NA BBB−.11 Index	(5,761)	18,000	734	11/18/54	(300 bp) — Monthly	(5,037)
CMBX NA BBB−.12 Index	(143,014)	428,000	17,548	8/17/61	(300 bp) — Monthly	(125,716)
CMBX NA BBB−.12 Index	(143,904)	414,000	16,974	8/17/61	(300 bp) — Monthly	(127,171)
CMBX NA BBB−.12 Index	(97,719)	278,000	11,398	8/17/61	(300 bp) — Monthly	(86,483)
CMBX NA BBB−.8 Index	(71,920)	455,000	62,335	10/17/57	(300 bp) — Monthly	(9,850)
CMBX NA BBB−.8 Index	(72,204)	455,000	62,335	10/17/57	(300 bp) — Monthly	(10,135)
CMBX NA BBB−.8 Index	(44,844)	287,000	39,319	10/17/57	(300 bp) — Monthly	(5,692)
CMBX NA BBB−.8 Index	(27,337)	191,000	26,167	10/17/57	(300 bp) — Monthly	(1,281)
CMBX NA BBB−.8 Index	(19,250)	123,000	16,851	10/17/57	(300 bp) — Monthly	(2,471)
CMBX NA BBB−.9 Index	(12,539)	53,000	4,314	9/17/58	(300 bp) — Monthly	(8,256)
Credit Suisse International
CMBX NA BB.10 Index	(80,855)	606,000	141,137	11/17/59	(500 bp) — Monthly	59,693
CMBX NA BB.10 Index	(71,945)	605,000	140,905	11/17/59	(500 bp) — Monthly	68,371
CMBX NA BB.10 Index	(39,651)	319,000	74,295	11/17/59	(500 bp) — Monthly	34,334
CMBX NA BB.7 Index	(4,130)	226,550	101,993	5/11/63	(500 bp) — Monthly	97,642
CMBX NA BB.7 Index	(54,048)	293,000	101,290	1/17/47	(500 bp) — Monthly	46,957
CMBX NA BB.9 Index	(250,216)	2,496,000	519,667	9/17/58	(500 bp) — Monthly	267,024

106 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA BB.6 Index	$(13,197)	$124,893	$56,227	5/11/63	(500 bp) — Monthly	$42,908
CMBX NA BB.7 Index	(71,729)	474,000	163,862	1/17/47	(500 bp) — Monthly	91,672
CMBX NA A .6 Index	(9,474)	143,000	12,627	5/11/63	(200 bp) — Monthly	3,098
CMBX NA BB.6 Index	(27,101)	212,027	95,455	5/11/63	(500 bp) — Monthly	68,147
CMBX NA BB.7 Index	(84,052)	513,000	177,344	1/17/47	(500 bp) — Monthly	92,794
CMBX NA BB.7 Index	(57,666)	284,000	98,179	1/17/47	(500 bp) — Monthly	40,237
CMBX NA BB.7 Index	(31,785)	188,000	64,992	1/17/47	(500 bp) — Monthly	33,024
CMBX NA BB.7 Index	(31,765)	174,000	60,152	1/17/47	(500 bp) — Monthly	28,218
CMBX NA BB.8 Index	(158,786)	437,277	154,796	10/17/57	(500 bp) — Monthly	(4,415)
CMBX NA BB.8 Index	(159,060)	437,277	154,796	10/17/57	(500 bp) — Monthly	(4,689)
CMBX NA BB.8 Index	(5,212)	44,403	15,719	10/17/57	(500 bp) — Monthly	10,464
CMBX NA BB.9 Index	(18,626)	117,000	24,359	9/17/58	(500 bp) — Monthly	5,620
CMBX NA BB.9 Index	(8,847)	56,000	11,659	9/17/58	(500 bp) — Monthly	2,758
CMBX NA BBB− .10 Index	(22,310)	102,000	9,282	11/17/59	(300 bp) — Monthly	(13,087)
CMBX NA BBB− .12 Index	(19,885)	102,000	4,182	8/17/61	(300 bp) — Monthly	(15,763)
CMBX NA BBB−.12 Index	(2,702)	8,000	328	8/17/61	(300 bp) — Monthly	(2,378)
CMBX NA BBB−.13 Index	(20,233)	267,000	11,508	12/16/72	(300 bp) — Monthly	(8,881)
CMBX NA BBB−.6 Index	(310,650)	1,140,000	301,416	5/11/63	(300 bp) — Monthly	(9,899)
CMBX NA BBB−.8 Index	(18,034)	115,000	15,755	10/17/57	(300 bp) — Monthly	(2,346)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(284,146)	521,000	43,035	11/18/54	(500 bp) — Monthly	(241,618)
CMBX NA BB.17 Index	(1,383,276)	2,825,000	976,603	1/17/47	(500 bp) — Monthly	(409,420)
CMBX NA BB.8 Index	(107,551)	209,468	74,152	10/17/57	(500 bp) — Monthly	(33,603)
CMBX NA BB.9 Index	(169,018)	342,000	71,204	9/17/58	(500 bp) — Monthly	(98,146)

Premier Income Trust 107

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB− .10 Index	$(23,584)	$143,000	$13,013	11/17/59	(300 bp) — Monthly	$(10,654)
CMBX NA BBB−.10 Index	(59,441)	211,000	19,201	11/17/59	(300 bp) — Monthly	(40,363)
CMBX NA BBB−.10 Index	(32,176)	108,000	9,828	11/17/59	(300 bp) — Monthly	(22,411)
CMBX NA BBB−.11 Index	(42,116)	134,000	5,467	11/18/54	(300 bp) — Monthly	(36,727)
CMBX NA BBB−.11 Index	(28,601)	91,000	3,713	11/18/54	(300 bp) — Monthly	(24,942)
CMBX NA BBB−.11 Index	(11,299)	36,000	1,469	11/18/54	(300 bp) — Monthly	(9,851)
CMBX NA BBB−.12 Index	(3,438)	88,000	3,608	8/17/61	(300 bp) — Monthly	118
CMBX NA BBB−.7 Index	(577,517)	2,460,000	439,356	1/17/47	(300 bp) — Monthly	(139,596)
Merrill Lynch International
CMBX NA BB.10 Index	(33,229)	584,000	136,014	11/17/59	(500 bp) — Monthly	102,216
CMBX NA BB.11 Index	(10,873)	22,000	1,817	11/18/54	(500 bp) — Monthly	(9,077)
CMBX NA BB.9 Index	(91,627)	2,352,000	489,686	9/17/58	(500 bp) — Monthly	395,773
CMBX NA BBB− .10 Index	(41,601)	192,000	17,472	11/17/59	(300 bp) — Monthly	(24,241)
CMBX NA BBB−.7 Index	(75,310)	919,000	164,133	1/17/47	(300 bp) — Monthly	88,287
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(34,235)	336,000	60,010	1/17/47	(300 bp) — Monthly	25,579
CMBX NA BB.10 Index	(114,842)	489,000	113,888	11/17/59	(500 bp) — Monthly	(1,430)
CMBX NA BB.10 Index	(30,624)	292,000	68,007	11/17/59	(500 bp) — Monthly	37,099
CMBX NA BB.12 Index	(1,533)	21,000	1,890	8/17/61	(500 bp) — Monthly	336
CMBX NA BB.7 Index	(75,213)	374,000	129,292	1/17/47	(500 bp) — Monthly	53,715
CMBX NA BB.7 Index	(36,252)	188,000	64,992	1/17/47	(500 bp) — Monthly	28,557
CMBX NA BB.7 Index	(10,105)	54,000	18,668	1/17/47	(500 bp) — Monthly	8,511
CMBX NA BB.7 Index	(8,476)	42,000	14,519	1/17/47	(500 bp) — Monthly	6,002
CMBX NA BB.8 Index	(77,599)	213,329	75,519	10/17/57	(500 bp) — Monthly	(2,287)

108 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.8 Index	$(62,786)	$122,592	$43,398	10/17/57	(500 bp) — Monthly	$(19,507)
CMBX NA BB.9 Index	(11,007)	312,000	64,958	9/17/58	(500 bp) — Monthly	53,648
CMBX NA BB.9 Index	(12,424)	202,000	42,056	9/17/58	(500 bp) — Monthly	29,436
CMBX NA BB.9 Index	(22,495)	169,000	35,186	9/17/58	(500 bp) — Monthly	12,526
CMBX NA BB.9 Index	(22,550)	166,000	34,561	9/17/58	(500 bp) — Monthly	11,850
CMBX NA BB.9 Index	(22,012)	161,000	33,520	9/17/58	(500 bp) — Monthly	11,351
CMBX NA BB.9 Index	(24,292)	161,000	33,520	9/17/58	(500 bp) — Monthly	9,071
CMBX NA BB.9 Index	(6,566)	108,000	22,486	9/17/58	(500 bp) — Monthly	15,815
CMBX NA BB.9 Index	(3,127)	80,000	16,656	9/17/58	(500 bp) — Monthly	13,451
CMBX NA BB.9 Index	(11,806)	78,000	16,240	9/17/58	(500 bp) — Monthly	4,357
CMBX NA BB.9 Index	(11,806)	78,000	16,240	9/17/58	(500 bp) — Monthly	4,357
CMBX NA BB.9 Index	(1,933)	39,000	8,120	9/17/58	(500 bp) — Monthly	6,149
CMBX NA BBB− . 8 Index	(32,513)	209,000	28,633	10/17/57	(300 bp) — Monthly	(4,002)
CMBX NA BBB− . 8 Index	(16,622)	106,000	14,522	10/17/57	(300 bp) — Monthly	(2,162)
CMBX NA BBB− .10 Index	(113,959)	676,000	61,516	11/17/59	(300 bp) — Monthly	(52,837)
CMBX NA BBB− .10 Index	(59,128)	250,000	22,750	11/17/59	(300 bp) — Monthly	(36,524)
CMBX NA BBB− .10 Index	(53,390)	219,000	19,929	11/17/59	(300 bp) — Monthly	(33,589)
CMBX NA BBB− .10 Index	(27,596)	215,000	19,565	11/17/59	(300 bp) — Monthly	(8,156)
CMBX NA BBB− .10 Index	(19,291)	161,000	14,651	11/17/59	(300 bp) — Monthly	(4,733)
CMBX NA BBB− .10 Index	(26,413)	121,000	11,011	11/17/59	(300 bp) — Monthly	(15,473)
CMBX NA BBB− .10 Index	(27,781)	121,000	11,011	11/17/59	(300 bp) — Monthly	(16,841)
CMBX NA BBB− .10 Index	(11,275)	52,000	4,732	11/17/59	(300 bp) — Monthly	(6,573)
CMBX NA BBB− .10 Index	(9,947)	46,000	4,186	11/17/59	(300 bp) — Monthly	(5,788)

Premier Income Trust 109

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(39,854)	$323,000	$29,393	11/17/59	(300 bp) — Monthly	$(10,649)
CMBX NA BBB−.10 Index	(22,321)	176,000	16,016	11/17/59	(300 bp) — Monthly	(6,408)
CMBX NA BBB−.10 Index	(17,629)	139,000	12,649	11/17/59	(300 bp) — Monthly	(5,061)
CMBX NA BBB−.11 Index	(11,548)	37,000	1,510	11/18/54	(300 bp) — Monthly	(10,060)
CMBX NA BBB−.13 Index	(35,253)	572,000	24,653	12/16/72	(300 bp) — Monthly	(10,933)
CMBX NA BBB−.7 Index	(30,222)	476,000	85,014	1/17/47	(300 bp) — Monthly	54,514
CMBX NA BBB−.8 Index	(47,088)	329,000	45,073	10/17/57	(300 bp) — Monthly	(2,207)
CMBX NA BBB−.8 Index	(39,437)	253,000	34,661	10/17/57	(300 bp) — Monthly	(4,924)
CMBX NA BBB−.8 Index	(18,438)	119,000	16,303	10/17/57	(300 bp) — Monthly	(2,204)
CMBX NA BBB−.8 Index	(18,438)	118,000	16,166	10/17/57	(300 bp) — Monthly	(2,340)
Upfront premium received	—		Unrealized appreciation		2,206,683
Upfront premium (paid)	(7,727,117)		Unrealized (depreciation)		(2,177,983)
Total	$(7,727,117)		Total		$28,700
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

110 Premier Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$390,232	$9,296	$—
Energy	78,320	—	431
Utilities and power	—	27,395	—
Total common stocks	468,552	36,691	431
Asset-backed securities	—	1,595,000	1,314,788
Convertible bonds and notes	—	29,990,550	—
Corporate bonds and notes	—	102,212,206	6
Foreign government and agency bonds and notes	—	58,325,910	—
Mortgage-backed securities	—	222,317,829	—
Preferred stocks	—	31,477	—
Purchased options outstanding	—	575,931	—
Purchased swap options outstanding	—	12,796,711	—
Senior loans	—	16,942,427	—
U.S. government and agency mortgage obligations	—	386,192,807	—
U.S. treasury obligations	—	115,190	—
Short-term investments	1,181,000	70,310,969	—
Totals by level	$1,649,552	$901,443,698	$1,315,225

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(3,306,648)	$—
Futures contracts	(2,053,508)	—	—
Written options outstanding	—	(146,710)	—
Written swap options outstanding	—	(18,502,026)	—
Forward premium swap option contracts	—	1,792,092	—
TBA sale commitments	—	(128,809,446)	—
Interest rate swap contracts	—	1,772,498	—
Total return swap contracts	—	(5,847,111)	—
Credit default contracts	—	(30,093,361)	—
Totals by level	$(2,053,508)	$(183,140,712)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 111

Statement of assets and liabilities 7/31/21

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $903,258,763)	$881,922,297
Affiliated issuers (identified cost $22,486,178) (Notes 1 and 5)	22,486,178
Cash	740,370
Foreign currency (cost $4,252) (Note 1)	3,977
Interest and other receivables	5,054,531
Receivable for investments sold	2,119,719
Receivable for sales of TBA securities (Note 1)	88,523,499
Receivable for variation margin on futures contracts (Note 1)	154
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,676,882
Unrealized appreciation on forward premium swap option contracts (Note 1)	15,107,998
Unrealized appreciation on forward currency contracts (Note 1)	1,694,659
Unrealized appreciation on OTC swap contracts (Note 1)	5,303,344
Premium paid on OTC swap contracts (Note 1)	7,727,117
Prepaid assets	41,470
Total assets	1,032,402,195

LIABILITIES
Payable for investments purchased	1,125,022
Payable for purchases of delayed delivery securities (Note 1)	85,000
Payable for purchases of TBA securities (Note 1)	342,384,503
Payable for compensation of Manager (Note 2)	918,171
Payable for custodian fees (Note 2)	70,065
Payable for investor servicing fees (Note 2)	40,489
Payable for Trustee compensation and expenses (Note 2)	242,272
Payable for administrative services (Note 2)	1,494
Payable for variation margin on futures contracts (Note 1)	264,223
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,646,891
Payable to broker	412,371
Distributions payable to shareholders	2,646,136
Unrealized depreciation on OTC swap contracts (Note 1)	18,107,085
Premium received on OTC swap contracts (Note 1)	25,053,569
Unrealized depreciation on forward currency contracts (Note 1)	5,001,307
Unrealized depreciation on forward premium swap option contracts (Note 1)	13,315,906
Written options outstanding, at value (premiums $15,909,687) (Note 1)	18,648,736
TBA sale commitments, at value (proceeds receivable $128,645,137) (Note 1)	128,809,446
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	1,296,190
Other accrued expenses	207,771
Total liabilities	560,276,647

Net assets	$472,125,548

(Continued on next page)

112 Premier Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$655,449,163
Total distributable earnings (Note 1)	(183,323,615)
Total — Representing net assets applicable to capital shares outstanding	$472,125,548

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($472,125,548 divided by 102,212,143 shares)	$4.62

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 113

Statement of operations Year ended 7/31/21

INVESTMENT INCOME
Interest (including interest income of $32,876 from investments in affiliated issuers) (Note 5)	$25,625,717
Dividends	31,376
Total investment income	25,657,093

EXPENSES
Compensation of Manager (Note 2)	3,704,119
Investor servicing fees (Note 2)	249,167
Custodian fees (Note 2)	146,719
Trustee compensation and expenses (Note 2)	21,925
Administrative services (Note 2)	12,822
Other	545,867
Total expenses	4,680,619
Expense reduction (Note 2)	(3,645)
Net expenses	4,676,974

Net investment income	20,980,119

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	15,833,109
Net increase from payments by affiliates (Note 2)	5,925
Foreign currency transactions (Note 1)	(60,455)
Forward currency contracts (Note 1)	(1,763,752)
Futures contracts (Note 1)	(665,186)
Swap contracts (Note 1)	(16,452,003)
Written options (Note 1)	8,230,968
Total net realized gain	5,128,606
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(23,895,777)
Assets and liabilities in foreign currencies	(9,529)
Forward currency contracts	(1,814,199)
Futures contracts	(926,291)
Swap contracts	6,747,408
Written options	10,816,552
Total change in net unrealized depreciation	(9,081,836)

Net loss on investments	(3,953,230)

Net increase in net assets resulting from operations	$17,026,889

The accompanying notes are an integral part of these financial statements.

114 Premier Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/21	Year ended 7/31/20
Operations
Net investment income	$20,980,119	$24,724,389
Net realized gain on investments
and foreign currency transactions	5,128,606	5,366,181
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(9,081,836)	(53,472,100)
Net increase (decrease) in net assets resulting
from operations	17,026,889	(23,381,530)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(7,018,736)	(34,893,178)
From return of capital	(28,597,732)	(8,375,073)
Decrease from capital share transactions (Note 4)	(1,392,896)	(4,545,003)
Increase in capital share transactions from reinvestment
of distributions	—	1,238,602
Total decrease in net assets	(19,982,475)	(69,956,182)

NET ASSETS
Beginning of year	492,108,023	562,064,205
End of year	$472,125,548	$492,108,023

NUMBER OF FUND SHARES
Shares outstanding at beginning of year	102,517,867	103,365,372
Shares repurchased (Note 4)	(305,724)	(1,089,857)
Shares issued in connection with reinvestment
of distributions	—	242,352
Shares outstanding at end of year	102,212,143	102,517,867

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 115

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$4.80	$5.44	$5.59	$5.56	$5.28
Investment operations:
Net investment income[a]	.21	.24	.27	.31	.28
Net realized and unrealized
gain (loss) on investments	(.04)	(.47)	(.05)	.03	.30
Total from investment operations	.17	(.23)	.22	.34	.58
Less distributions:
From net investment income	(.07)	(.34)	(.38)	(.31)	(.31)
From return of capital	(.28)	(.08)	—	—	—
Total distributions	(.35)	(.42)	(.38)	(.31)	(.31)
Increase from shares repurchased	—[e]	.01	.01	—[e]	.01
Net asset value, end of period	$4.62	$4.80	$5.44	$5.59	$5.56
Market price, end of period	$4.65	$4.74	$5.32	$5.25	$5.39
Total return at market price (%)[b]	5.63	(3.19)	9.18	3.26	21.30

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$472,126	$492,108	$562,064	$596,142	$596,641
Ratio of expenses to to average
net assets (%)[c]	.94	.94	.93	.92	.92
Ratio of net investment income
to average net assets (%)	4.21	4.67	4.94	5.53	5.20
Portfolio turnover (%)[d]	1,023	943	854	785	1,055

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

116 Premier Income Trust

Notes to financial statements 7/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through July 31, 2021.

Putnam Premier Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on

Premier Income Trust 117

the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

118 Premier Income Trust

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

Premier Income Trust 119

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

120 Premier Income Trust

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date

Premier Income Trust 121

as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $37,235,068 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $36,756,814 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

122 Premier Income Trust

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$78,088,085	$36,029,040	$114,117,125

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from dividends payable, from defaulted bond interest, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,927,120 to decrease distributions in excess of net investment income, $597 to increase paid-in capital and $3,927,717 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$61,493,434
Unrealized depreciation	(125,450,114)
Net unrealized depreciation	(63,956,680)
Capital loss carryforward	(114,117,125)
Cost for federal income tax purposes	$783,170,935

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

Premier Income Trust 123

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.744% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $5,925 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,645 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $316, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$7,225,686,175	$7,174,680,865
U.S. government securities (Long-term)	—	—
Total	$7,225,686,175	$7,174,680,865

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

124 Premier Income Trust

Note 4: Shares repurchased

In September 2020, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 356 day period ending September 30, 2020 (based on shares outstanding as of October 9, 2019). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated July 1, 2020.

For the reporting period, the fund repurchased 305,724 common shares for an aggregate purchase price of $1,392,896, which reflects a weighted-average discount from net asset value per share of 7.12%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 1,089,857 common shares for an aggregate purchase price of $4,545,003, which reflected a weighted-average discount from net asset value per share of 10.92%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 4,279 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $19,769 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/20	cost	proceeds	income	of 7/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$21,644,013	$177,518,949	$176,676,784	$32,876	$22,486,178
Total Short-term
investments	$21,644,013	$177,518,949	$176,676,784	$32,876	$22,486,178

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Premier Income Trust 125

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased TBA commitment option contracts (contract amount)	$192,200,000
Purchased currency option contracts (contract amount)	$90,700,000
Purchased swap option contracts (contract amount)	$1,451,900,000
Written equity option contracts (contract amount)	$—*
Written TBA commitment option contracts (contract amount)	$198,300,000
Written currency option contracts (contract amount)	$72,600,000
Written swap option contracts (contract amount)	$1,224,800,000
Futures contracts (number of contracts)	2,000
Forward currency contracts (contract amount)	$553,400,000
Centrally cleared interest rate swap contracts (notional)	$2,010,000,000
OTC total return swap contracts (notional)	$35,800,000
Centrally cleared total return swap contracts (notional)	$337,500,000
OTC credit default contracts (notional)	$199,800,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

126 Premier Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$7,756,495	Payables	$37,849,933
Foreign exchange
contracts	Investments, Receivables	1,808,400	Payables	5,001,307
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	56,677,945*	Unrealized depreciation	66,403,732*
Total		$66,242,840		$109,254,972

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(4,083,594)	$(4,083,594)
Foreign exchange contracts	2,248,397	—	(1,763,752)	—	$484,645
Interest rate contracts	19,652,765	(665,186)	—	(12,368,409)	$6,619,170
Total	$21,901,162	$(665,186)	$(1,763,752)	$(16,452,003)	$3,020,221

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$7,395,250	$7,395,250
Foreign exchange contracts	(469,344)	—	(1,814,199)	—	$(2,283,543)
Interest rate contracts	(10,935,501)	(926,291)	—	(647,842)	$(12,509,634)
Total	$(11,404,845)	$(926,291)	$(1,814,199)	$6,747,408	$(7,397,927)

Premier Income Trust 127

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse AG	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$1,336,432	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,336,432
OTC Total
return swap
contracts*#	—	19,269	—	—	—	—	9,057	54,007	—	3,530	49,549	—	678	—	—	—	—	—	—	136,090
Centrally cleared
total return
swap contracts§	—	—	340,450	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	340,450
OTC Credit
default
contracts —
protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	1,390,345	—	1,074,866	1,428,596	—	—	1,654,950	805,598	1,401,462	—	—	—	—	—	—	7,755,817
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	154	—	—	—	—	—	—	—	—	154
Forward
currency
contracts#	10,265	112,446	—	138,721	—	—	110,288	149,981	49,920	77,139	—	—	93,249	147,203	431,890	298,710	19,381	—	55,466	1,694,659
Forward
premium
swap option
contracts#	6,347,862	231,660	—	1,795,082	—	—	—	493,677	—	3,002,203	—	—	1,451,620	—	—	190,041	1,384,208	211,645	—	15,107,998
Purchased swap
options**#	69,298	—	—	—	—	—	—	3,922,864	—	1,917,907	—	—	6,353,416	—	—	14	533,212	—	—	12,796,711
Purchased
options**#	—	—	—	—	—	—	—	83,980	—	462,190	—	—	29,761	—	—	—	—	—	—	575,931
Total Assets	$6,427,425	$363,375	$1,676,882	$1,933,803	$1,390,345	$—	$1,194,211	$6,133,105	$49,920	$5,462,969	$1,704,653	$805,598	$9,330,186	$147,203	$431,890	$488,765	$1,936,801	$211,645	$55,466	$39,744,242
Liabilities:
Centrally cleared
interest rate
swap contracts§	—	—	1,616,849	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,616,849
OTC Total
return swap
contracts*#	—	22,867	—	—	—	—	31,595	60,045	—	43,939	13,721	—	755	—	—	—	—	—	—	172,922

128 Premier Income Trust	Premier Income Trust 129

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse AG	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Centrally cleared
total return
swap contracts§	$—	$—	$30,042	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$30,042
OTC Credit
default
contracts —
protection
sold*#	472,760	—	—	—	4,991,121	—	8,198,453	6,071,832	—	—	10,451,284	1,230,450	6,433,278	—	—	—	—	—	—	37,849,178
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	264,223	—	—	—	—	—	—	—	—	264,223
Forward
currency
contracts#	352,193	116,661	—	97,281	—	—	10,223	1,372,528	212,897	394,670	—	—	786,371	165,567	324,616	232,842	882,556	—	52,902	5,001,307
Forward
premium
swap option
contracts#	6,332,186	131,727	—	1,201,507	—	—	—	425,469	—	2,561,306	—	—	1,085,454	—	—	207,928	1,270,951	99,378	—	13,315,906
Written swap
options#	218,679	—	—	1,069,198	—	—	—	2,239,063	—	6,826,951	—	—	6,806,686	—	—	249,619	1,091,830	—	—	18,502,026
Written options#	—	—	—	—	—	—	—	—	—	146,710	—	—	—	—	—	—	—	—	—	146,710
Total Liabilities	$7,375,818	$271,255	$1,646,891	$2,367,986	$4,991,121	$—	$8,240,271	$10,168,937	$212,897	$9,973,576	$10,729,228	$1,230,450	$15,112,544	$165,567	$324,616	$690,389	$3,245,337	$99,378	$52,902	$76,899,163
Total Financial
and Derivative
Net Assets	$(948,393)	$92,120	$29,991	$(434,183)	$(3,600,776)	$—	$(7,046,060)	$(4,035,832)	$(162,977)	$(4,510,607)	$(9,024,575)	$(424,852)	$(5,782,358)	$(18,364)	$107,274	$(201,624)	$(1,308,536)	$112,267	$2,564	$(37,154,921)
Total collateral
received
(pledged)†##	$(775,923)	$92,120	$—	$(434,183)	$(3,499,837)	$—	$(7,046,060)	$(3,892,711)	$(162,977)	$(4,510,607)	$(8,742,402)	$(376,986)	$(5,619,687)	$—	$107,274	$(92,991)	$(1,230,916)	$112,267	$—
Net amount	$(172,470)	$—	$29,991	$—	$(100,939)	$—	$—	$(143,121)	$—	$—	$(282,173)	$(47,866)	$(162,671)	$(18,364)	$—	$(108,633)	$(77,620)	$—	$2,564
Controlled
collateral
received
(including TBA
commitments)**	$—	$150,000	$—	$—	$—	$—	$—	$—	$—	$—	$841,000	$—	$—	$—	$115,190	$—	$—	$190,000	$—	$1,296,190
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$(775,923)	$—	$—	$(653,972)	$(3,499,837)	$—	$(7,113,557)	$(3,892,711)	$(201,988)	$(4,555,844)	$(8,742,402)	$(376,986)	$(5,619,687)	$—	$—	$(92,991)	$(1,230,916)	$—	$—	$(36,756,814)

130 Premier Income Trust	Premier Income Trust 131

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,696,887 and $7,128,589, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

132 Premier Income Trust

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is primarily due to foreign currency losses and/or losses on swaps.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,359,051 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Shareholder meeting results (Unaudited)

April 20, 2021 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	64,464,017	2,307,108
Ravi Akhoury	62,348,244	4,422,876
Barbara M. Baumann	53,147,987	13,623,138
Katinka Domotorffy	62,473,896	4,297,229
Catharine Bond Hill	62,552,322	4,218,803
Paul L. Joskow	52,401,170	14,369,955
Kenneth R. Leibler	52,809,532	13,961,594
George Putnam, III	52,961,806	13,809,319
Robert L. Reynolds	65,155,247	1,615,878
Manoj P. Singh	62,586,617	4,184,508
Mona K. Sutphen	64,825,374	1,945,751

A proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
64,675,951	1,197,387	897,783

All tabulations are rounded to the nearest whole number.

Premier Income Trust 133

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

134 Premier Income Trust

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Premier Income Trust 135

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

136 Premier Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President,
	President	Assistant Clerk, and
Custodian		Assistant Treasurer
State Street Bank	James F. Clark
and Trust Company	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Legal Counsel		Principal Financial Officer,
Ropes & Gray LLP	Nancy E. Florek	Principal Accounting Officer,
	Vice President, Director of	and Assistant Treasurer
Independent Registered	Proxy Voting and Corporate
Public Accounting Firm	Governance, Assistant Clerk,	Stephen J. Tate
PricewaterhouseCoopers LLP	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The Fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2021	$157,486	$ —	$13,219	$ —
July 31, 2020	$144,139	$ —	$13,561	$ —

For the fiscal years ended July 31, 2021 and July 31, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $322,519 and $359,403 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2021	$ —	$309,300	$ —	$ —
July 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Risk Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Risk of the fund's Board of Trustees is composed of the following persons:

Ravi Akhoury

Katinka Domotorffy

Catharine Bond Hill

Paul L. Joskow

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of The Putnam Funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, the guidelines are applied with discretion, and there may be instances when the funds do not vote in strict adherence to them. For example, the proxy voting service is expected to bring to the Proxy Voting Director's attention proposals that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis because they appear to involve unusual or controversial issues or because they are company-specific and of a non-routine nature. In addition, in interpreting the funds' proxy voting guidelines, the Trustees of The Putnam Funds are mindful of emerging best practices in the areas of corporate governance, environmental stewardship and sustainability, and social responsibility. Recognizing that these matters may, in some instances, bear on investment performance, they may from time to time be considerations in the funds' voting decisions.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In these instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referred proposals under the funds' Proxy Voting Procedures. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of The Putnam Funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds' proxies. It is the funds' policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds' have requested that their securities lending agent recall each domestic issuer's voting securities that are on loan, in advance of the record date for the issuer's shareholder meeting, so that the funds may vote at the meeting.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS[1]

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

1 The guidelines in this section apply to proposals at U.S. companies. Please refer to Section III, Voting Shares of Non-U.S. Issuers, for additional guidelines applicable to proposals at non-U.S. companies.

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 15 members or fewer than five members, absent special circumstances, or

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings.

►	The funds will withhold votes from the entire board of directors if the board has adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year, except that the Funds will vote on a case-by-case basis regarding the board of directors in the case of narrowly-tailored shareholder rights plans with suitable restrictions, such as a limited duration and an appropriate purpose.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company's performance or has otherwise failed to observe good corporate governance practices.

►	In light of the funds' belief that companies benefit from diversity on the board, the funds will withhold votes from the chair of the nominating committee if:

•	there are no women on the board, or

•	in the case of a board of seven members or more, there are fewer than two women on the board, or

•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last five years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees, or service as an employee or executive of the company),

•	who attends fewer than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.) (if the director attendance disclosure does not explain the absences, or is otherwise inadequate, the funds will also withhold votes from the chair of the governance committee),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than four unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

•	who serves as an executive officer of any public company (“home company”) while serving on more than two public company boards other than the home company board (the funds will withhold votes from the nominee at each company where the funds are shareholders; in addition, if the funds are shareholders of the executive's home company, the funds will withhold votes from members of the home company's governance committee), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last five years accepted directly or indirectly any fee from the company other than in his or her capacity as a member of the board of directors or any board committee (e.g., investment banking, consulting, legal, or financial advisory fees, or fees for service as an employee or executive of the company). The funds' Trustees believe that the recent (i.e., within the last five years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Board diversity: The funds' Trustees believe that a company benefits from diversity on the board, including diversity with respect to gender, ethnicity, race, and experience. The Trustees are sensitive to the need for a variety of backgrounds among board members to further creative and independent thought during board deliberations. The Trustees expect company boards to strive for diversity in membership and to clearly explain their efforts and goals in this regard.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a public company and on the boards of more than two unaffiliated public companies. The funds may also withhold votes from directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders.

Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds' Trustees, are excessive by reasonable corporate standards relative to the company's record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board, or if a board of directors permits an executive to serve on an excessive number of public company boards. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders' lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests. The Trustees are similarly concerned that adopting (or renewing or modifying) a shareholder rights plan, without shareholder approval, may reflect a disregard for shareholder interests. However, the Trustees recognize that shareholder rights plans may benefit shareholders in some circumstances, such as plans that are narrowly-tailored to provide limited protections during the COVID-19 pandemic or plans that are calibrated to protect a company's valuable tax assets.

Material failures of risk oversight, including poor risk oversight of environmental and social matters, may also be evidence of a failure to observe good corporate governance practices. As a general matter, when assessing the quality of a company's overall governance, the funds may take into account factors related to board diversity, including disclosure relating to the board's skills, whether the board's definition of diversity refers to gender, race, and/or ethnic diversity, and whether the board has adopted a policy requiring women and racial or ethnic minorities to be included in the initial list of candidates from which new director nominees are selected. The funds' Trustees also believe that board refreshment is needed periodically to provide the board with new skills and viewpoints and to help the board develop innovative ideas that will benefit the company. The Trustees support routine director evaluations and believe that the results of these evaluations and the board's assessment of its current strengths and needs should inform the board's decisions with respect to changing its composition.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, except that:

►	The funds will vote on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

►	The funds will vote against stock option plans with evergreen features providing for automatic share replenishment.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company's executive compensation program (i.e., “say on pay” proposals in which the company's board proposes that shareholders indicate their support for the company's compensation philosophy, policies, and practices), unless the funds' proxy voting service has recommended a vote against the proposal, in which case the funds will vote on a case-by-case basis on the proposal; and

►	The funds will vote for proposals to hold votes regarding a company's executive compensation program (“say on pay”) annually.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or

•	the plan's performance criteria is undisclosed, or

•	the funds' proxy voting service has recommended a vote against the plan.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, evergreen provisions, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management's interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) The funds support proposals providing for annual votes regarding a company's executive compensation program, so that shareholders have an opportunity to hold companies accountable for their programs more frequently. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock, except that the funds will evaluate such proposals on a case-by-case basis if they relate to a specific transaction or to common stock with special voting rights.

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs, except that the funds will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger, or reorganization), the authorization or issuance of preferred stock, or the authorization of share repurchase programs that have the potential to facilitate abusive practices. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination. One such consideration is the funds' belief that, as a general matter, common shareholders should have equal voting rights. With respect to proposals authorizing share repurchase programs, potentially abusive practices may involve programs that allow insiders' shares to be repurchased at a higher price than the price that would be received in an open-market sale, using a share repurchase program to manipulate metrics for incentive compensation, or engaging in greenmail or repurchases that may impact a company's long-term viability.

Acquisitions, Mergers, Reincorporations, Reorganizations, and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, especially an offshore jurisdiction.

Anti-Takeover Measures

Some proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adopting, renewing, or making a material adverse modification (such as by introducing a “deadhand” or “slowhand” feature that restricts a board's ability to terminate the plan) to a shareholder rights plan (or “poison pill”), requiring supermajority voting on particular issues, adopting fair price provisions, issuing blank check preferred stock, and creating a separate class of stock with disparate voting rights. These proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances (for example, to preserve net operating losses or potentially in other limited circumstances), and accordingly the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proposals seek approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

►	The funds will vote on a case-by-case basis on proposals providing for virtual-only shareholder meetings.

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm's independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals or adopting exclusive forum provisions), board-approved proposals that conflict with shareholder proposals, and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. However, the funds view proposals allowing virtual shareholder meetings, even if they require a charter or bylaw amendment, as routine, and will support these proposals, as long as the proposal does not preclude in-person meetings and does not otherwise limit or impair shareholder participation. While the funds are watchful for meeting protocols that may disenfranchise shareholders, the funds are sympathetic to the desire for virtual-only meetings during the COVID-19 pandemic and would be sympathetic in other appropriate circumstances. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Voting Director's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund's proxy voting service may identify circumstances that call into question an audit firm's independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships (including inappropriately one-sided dispute resolution procedures), and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman's position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company's charter documents, except that the funds will vote on a case-by-case basis on such proposals at controlled companies (companies in which an individual or a group voting collectively holds a majority or dominant share of the voting interest).

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans (poison pills).

►	The funds will vote for shareholder proposals to amend a company's charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company's outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company's ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant's clients on which any of the company's executives serve as a director).

►	The funds will vote on a case-by-case basis on shareholder proposals related to environmental and social initiatives, except that the funds will vote for shareholder proposals that seek reasonable disclosure related to directors' skills, reasonable disclosure regarding a company's efforts to promote diversity on the board, and reasonable disclosure regarding data on a company's workforce diversity, such as a company's responses to its Equal Employment Opportunity Commission Employer Information Report (the “EEO-1 survey”), unless the company already provides appropriate disclosure addressing the issue.

►	The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors — and in particular their independent directors — accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

There are some types of proposals that the funds will evaluate on a case-by-case basis in any event. For example, when shareholder proposals conflict with board-approved approvals, the funds will generally evaluate both proposals on a case-by-case basis, considering the materiality of the differences between the proposals, the benefits to shareholders from each proposal, and the strength of the company's corporate governance, among other factors, in determining which proposal to support. In addition, the funds will also consider proposals requiring that the chairman's position be filled by someone other than the company's chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company's corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company's board in evaluating these proposals. The funds will be more likely to vote for shareholder proposals calling for the separation of the roles of the chief executive and chair of the board if the company has a non-independent board, non-independent directors on the nominating, compensation or audit committees, or a weak lead independent director role, or if the board has not worked toward addressing material risks to the company, has chosen not to intervene when management interests conflict with shareholder interests, or has had other material governance failures. Furthermore, the funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings, taking into account the scope and rationale of the proposal and the extent to which the company's previous meeting practices have raised concerns.

While the funds will also consider shareholder proposals relating to proxy access on a case-by-case basis, the funds will generally vote in favor of market-standard proxy access proposals (for example, proxy access proposals allowing a shareholder or group of up to 20 shareholders holding three percent of a company's outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board). The funds believe that shareholders meeting these criteria generally have demonstrated a sufficient interest in the company that they should be granted access to a company's proxy materials to include their nominees for election alongside the company's nominees.

The funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders' interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. (For proposals to eliminate supermajority vote requirements at companies in which an individual shareholder or a group voting collectively holds a majority or dominant share of the voting interest, the funds vote on a case-by-case basis, taking into account the interests of minority shareholders.) The funds' Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management's interests with shareholders' interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive's previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company's obligations with respect to gross-up payments are limited in a reasonable manner.

The funds' Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds' Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company's overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds' Trustees recognize the importance of environmental and social responsibility. In evaluating shareholder proposals with respect to environmental and social initiatives (including initiatives related to climate change and pay equity with respect to gender, race, or ethnicity), the funds will take into account the relevance of the proposal to the company's business and the practicality of implementing the proposal, including the impact on the company's business activities, operations, and stakeholders. The funds will generally vote for proposals calling for reasonable study or reporting relating to climate change matters that are clearly relevant to the company's business activities, taking into consideration, when appropriate, the company's current publicly available disclosure and the company's level of disclosure and oversight of climate change matters relative to its industry peers. For shareholder proposals calling for reports related to other social issues, such as workplace sexual harassment or a company's use of mandatory arbitration on employment-related claims, the funds will take into account a company's current policies and practices, the company's level of disclosure of its policies and practices relative to its peers, and any controversy faced by the company regarding the issue subject to the proposal. With respect to shareholder proposals related to diversity initiatives, the funds will assess the proposals in a manner that is broadly consistent with the funds' approach to holding the chair of a board's nominating committee directly accountable for diversity on the board and will support reasonable requests for disclosure related to directors' skills and efforts to promote diversity on the board. As the Trustees also believe that a company benefits from diversity throughout the organization, the funds will support reasonable requests for disclosure regarding data on a company's workforce diversity, including a company's responses to its EEO-1 survey, which provides employment data by race and ethnicity, gender, and job category.

With respect to shareholder proposals related to age or term limits, the funds will take into account similar factors as considered by the funds when holding the chair of the nominating committee directly accountable for a lack of board refreshment. The funds recognize that age and term limits can be beneficial or counterproductive, depending on the board and on the facts and circumstances.

The funds' Trustees believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company's ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, Indonesia, Philippines, Taiwan, and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent,

•	fewer than one-third of the directors, including employee shareholder representatives, are independent,

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors (does not apply to Finland, Iceland, Norway, or Sweden).

Commentary: Within Europe, the median level of board independence varies significantly by country. An “independent director” under the European Commission's guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company. The funds will withhold votes from the full board of directors for boards that have not reached a minimum threshold for independence. As the funds recognize that employee shareholder representatives are less likely to be independent, the funds will vote against all nominees if fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent, or if fewer than one-third of the directors, including employee shareholder representatives, are independent.

Finland, Iceland, Norway, and Sweden

►	The funds will vote for proposals to elect or appoint a nomination committee that consists mainly of members who are independent of both the board of directors and the company's executives (in particular, there should be no more than one director, and no executive personnel, on the committee), except that the funds will vote on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: As an example, the Norwegian Code of Practice for Corporate Governance (the “Code”) states that the majority of the nomination committee should be independent of the board of directors and executive personnel. It also notes that no more than one member of the nomination committee should be a member of the board of directors and that the nomination committee should not include the company's chief executive or any other executive personnel. According to the Code's “comply or explain” principle, any issuer that does not comply with the Code must provide disclosure justifying its deviation from the Code's requirements and explaining its alternative solution.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds' proxy voting service).

►	The funds will withhold votes for the election of a former member of the company's managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company's executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds' belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors[2] for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established an audit committee board structure, the funds will withhold votes from the entire board of directors if

•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	For companies that have established a statutory auditor board structure, the funds will withhold votes from the entire board of directors if

•	the board does not have at least two outside directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

2 A co-opted director is an individual appointed to the board by incumbent directors to replace a director who was elected by directors but who leaves the board (through resignation or death) before the end of his or her term.
►	For companies that have established a statutory auditor board structure, the funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Companies may adopt a traditional statutory auditor board structure (i.e., a board of directors and a board of statutory corporate auditors), a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees), or an audit committee board structure (i.e., a board of directors and an audit committee of the board with supervisory functions). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. The Japanese Companies Act specifies a number of standards that must be met for a director to qualify as an “outside director.” An “outside director” is an “independent director” if the independence criteria of securities exchanges is satisfied and the company determines that they have no possible conflicts of interest with its shareholders, according to Japan's Corporate Governance Code. Japan's Corporate Governance Code encourages listed companies to appoint at least two independent directors. The Japanese Companies Act requires that listed companies have at least one outside director or explain why appointing an outside director would be inappropriate. The funds support increased oversight of companies in Japan by independent directors.

Korea

►	The funds will withhold votes from the entire board of directors if

•	for large companies, the board does not have at least three independent directors or less than a majority of the directors are independent directors,

•	for small companies, fewer than one-fourth of the directors are independent directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

►	The funds will withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, “large companies” have at least KRW 2 trillion in assets, while “small companies” have less than this amount. In determining whether a director is an outside director, the funds will also apply the standards included in Article 382–3 of the Korean Commercial Code (i.e., no employment relationship with the company within the last two years, no director or employment relationship with the company's largest shareholder, etc.). In determining whether a director is independent, the funds will also consider other relationships that would affect the independence of an outside director. While companies may meet regulatory and listing exchange requirements with respect to the board's outside directors, the funds may nevertheless withhold votes from the entire board of directors in certain circumstances if the funds do not believe a sufficient number of directors is independent.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds' standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

India and Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	(Singapore only) the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	(Singapore only) the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in Regulation 16(1)(b) of the Securities Exchange Board of India (SEBI) Listing Obligations and Disclosure Regulations (LODR) 2015 and Section 149(6) of the Companies Act 2013 or the Singapore Code of Corporate Governance, Guideline 2.3, as applicable. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom's Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company's articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom's Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds' independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds' independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds' independence standards; if there is no management or board-sponsored slate of nominees, the funds will support the shareholder slate of nominees that is recommended for approval by the funds' proxy voting service.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate, if there is one.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds' independence standards, and against proposals to change the size of a board if the board does not meet the funds' independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company's remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors' fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds' proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors' fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors' fees paid by the company's peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company's long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds' standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company's outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company's outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds' proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company's outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company's charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company's related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board's governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company's accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company's voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds' proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company's board of directors on shareholder countermotions added to a company's meeting agenda, unless the countermotion is directly addressed by one of the funds' other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds' intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company's procedural rules.

Commentary: Since procedural rules, which address such matters as a company's policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted February 25, 2021

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds' Trustees, proxy voting service, and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proposal needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds will vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by the Proxy Voting Director, independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies and the preparation of reports, including annual reports of proxy voting records on Form N-PX. The proxy voting service is responsible for coordinating with the funds' custodian(s) to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees.

The proxy voting service will refer proposals to the Proxy Voting Director for instructions if: (1) the application of the proxy voting guidelines is unclear; (2) a particular proposal is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proposals that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service and other firms also furnish the funds with proxy voting research reports.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees (the Trustees' independent administrative staff), assists in the coordination and voting of the funds' proxies. The Proxy Voting Director deals directly with the proxy voting service, conducting periodic due diligence on the proxy voting service and its implementation of the funds' proxy voting guidelines. In the case of proposals that the proxy voting service refers to the Proxy Voting Director for voting instructions, the Proxy Voting Director, following the procedures discussed below (“Voting procedures for referred proposals”), is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management's investment professionals with respect to any proposal in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund's proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company's shareholders in advance of the company's shareholder meeting, typically to explain and to provide the company's perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives. In addition, if a company files additional solicitation materials before the company's vote submission deadline, the Proxy Voting Director may be notified by a representative of the company or by the proxy voting service. To the extent practicable, the Proxy Voting Director will consider additional solicitation materials that are filed sufficiently in advance of the submission deadline and that could reasonably be expected to affect the funds' vote.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds' proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds' proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds' proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds' website.

Voting procedures for referred proposals

As discussed above, the proxy voting service will refer proposals to the Proxy Voting Director for voting instructions under certain circumstances. Unless the referred proposal involves investment considerations (i.e., the proposal might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management's investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

The Proxy Voting Director will refer proposals that involve investment considerations, through an electronic request form, to Putnam Management's investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referred proposals. In connection with each proposal referred to Putnam Management's investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral from the Proxy Voting Director, Putnam Management's investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referred proposals. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referred proposal with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management's investment professionals (and the related Conflicts Report) in determining how to vote the funds' proxies. The Proxy Voting Director will maintain a record of all proposals that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will generally not refer proposals in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee and taking into account proxy voting research reports as appropriate, will generally determine how the funds will vote on these questions.

In some situations, the Proxy Voting Director may determine that a particular proposal raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proposal to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a vote or that is actively lobbying for a particular outcome of a vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referred proposal shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each proposal referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referred proposal that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referred proposal not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised most recently on February 25, 2021.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report. Effective June 30, 2021, D. William Kohli retired from Putnam Investments.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

Michael Atkin	2007	Putnam Management	Head of Macro and Sovereign Credit
		1997-Present	Previously, Portfolio Manager
Albert Chan	2020	Putnam Management	Head of Portfolio Construction
		2002-Present	Previously, Portfolio Manager
Robert Davis	2017	Putnam Management	Portfolio Manager
		1999-Present
Brett Kozlowski	2017	Putnam Management	Co-Head, Structured Credit
		2008-Present	Previously, Portfolio Manager
Michael Salm	2011	Putnam Management	Chief Investment Officer, Fixed Income
		1997-Present	Previously, Co-Head of Fixed Income
Paul Scanlon	2005	Putnam Management	Co-Head, Corporate and Tax-Exempt Credit
		1999-Present	Previously, Co-Head of Fixed Income

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Michael Salm	32*	$26,832,700,000	36	$12,735,200,000	22**	$4,334,300,000
Michael Atkin	5	$2,901,800,000	5	$2,666,200,000	7**	$1,249,200,000
Paul Scanlon	21*	$8,122,000,000	25	$10,261,500,000	30	$12,116,000,000
Brett Kozlowski	21***	$11,506,600,000	20	$7,873,600,000	14	$2,969,500,000
Robert Davis	8****	$3,079,600,000	9	$2,666,100,000	16**	$1,152,900,000
Albert Chan	15*****	$6,966,800,000	13	$2,391,800,000	5	$501,800,000

*	2 accounts, with total assets of $636,500,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $542,600,000 pay an advisory fee based on account performance

***	2 accounts, with total assets of $2,518,100,000 pay an advisory fee based on account performance

****	1 account, with total assets of $173,100,000 pay an advisory fee based on account performance

*****	3 accounts, with total assets of $2,981,500,000 pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Putnam evaluates performance based on the fund's peer ranking in the fund's Lipper category. This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by Putnam Management with similar strategies in those products' Lipper categories. This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds' portfolio management team. See “Other Accounts Managed by the Fund's Portfolio Managers — Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-	$10,001-	$50,001-	$100,001-	$500,001-	$1,000,001
			$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Michael Atkin	2021	x
	2020	x
Robert Davis	2021	x
	2020	x
Brett Kozlowski	2021	x
	2020	x
Michael Salm	2021						x
	2020					x
Paul Scanlon	2021	x
	2020	x
Albert Chan	2021	x
	2020	x

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 — August 31, 2020	—	—	—	9,246,680
September 1 — September 30, 2020	—	—	—	9,246,680
October 1 — October 31, 2020	67,352	$4.48	67,352	10,184,435
November 1 — November 30, 2020	—	—	—	10,184,435
December 1 — December 31, 2020	238,372	$4.58	238,372	9,946,063
January 1 — January 31, 2021	—	—	—	9,946,063
February 1 — February 29, 2021	—	—	—	9,946,063
March 1 — March 31, 2021	—	—	—	9,946,063
April 1 — April 30, 2021	—	—	—	9,946,063
May 1 — May 31, 2021	—	—	—	9,946,063
June 1 — June 30, 2021	—	—	—	9,946,063
July 1 — July 31, 2021	—	—	—	9,946,063

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2019, which was in effect between October 10, 2019 and September 30, 2020, allowed the fund to repurchase up to 10,336,537 of its shares. The program renewed by the Board in September 2020, which is in effect between October 1, 2020 and September 30, 2021, allows the fund to repurchase up to 10,251,786 of its shares

** Information prior to October 1, 2020 is based on the total number of shares eligible for repurchase under the program, as amended through September 2019. Information from October 1, 2020 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2020.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2021